UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
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MGE Energy, Inc.

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2024 Notice of Annual Meeting of Shareholders and Proxy Statement

MGE ENERGY®

YOUR COMMUNITY ENERGY COMPANY

About MGE Energy

MGE Energy is the parent company of Madison Gas and Electric (MGE), your community energy company.
With roots in the community dating back more than 150 years, the utility provides affordable natural gas and electric service in south-central and western Wisconsin.

Our Mission

MGE is committed to industry leadership, to customer engagement in many different ways and to safe, reliable, affordable and sustainable energy. Your community energy company is growing its use of cost-effective renewable energy and partnering with customers to advance innovative solutions that meet their needs, manage energy affordability and achieve shared energy goals.

Our Strategies

Your community energy company is pursuing globally recognized strategies to achieve our goal of net-zero carbon electricity by 2050. Under our commitment, by 2030, every MGE electric customer will have 80%* fewer carbon emissions from their electricity use simply by being an
MGE customer.

*from baseline year of 2005

To achieve our sustainability goals, we are:

• Decarbonizing our energy supply cost-effectively.

• Partnering with our customers in new, innovative ways
      to help manage their energy use.

• Electrifying transportation, the leading contributor
      of greenhouse gas emissions, and other end uses.

• Building a more dynamic, integrated grid to enable
      new technologies.

• Balancing this transition to a net-zero carbon future to
      ensure all our diverse customers benefit.

Our Values

Safety	Reliability	Sustainability	Equity	Engagement
Safety is a core value at MGE. The safety of our employees, customers and communities is our top priority.	We invest in our people and in our systems to help ensure top-ranked energy reliability that helps to maintain the economic health and vitality of the communities we serve.	With a commitment to transparency, accountability and continuous improvement, we take a holistic and proactive approach to sustainable practices companywide.	We are committed to equity and inclusion in our service to our customers, in our workplace and in our broader community, and we value diverse perspectives, ideas, cultures and backgrounds.	We are dedicated to engagement, partnership and collaboration to best serve our customers and the broader community.

From Our Chairman, President and CEO

Dear Fellow Shareholders:

You are invited to attend MGE Energy's 2024 Annual Meeting of Shareholders online at

11:00 a.m., Central Time, on Tuesday, May 21, 2024. I look forward to sharing with you MGE Energy's performance and our plans for the future.

Your Company continues to deliver for those we serve. In 2023, MGE Energy reported strong earnings and increased the dividend for our 48th consecutive year.

We also continue to deliver top-ranked electric reliability. Madison Gas and Electric (MGE) has ranked in the top three utilities in the country for the fewest number of outages per customer for more than 15 years, according to an annual industry survey of investor-owned electric utilities nationwide.

Excelling at Fundamentals, Realizing Our Vision for the Future

MGE is excelling at our fundamental obligation of safe, reliable energy while growing our investment in cost-effective clean energy to achieve our sustainability goals, maintain safety and reliability and provide continued value and affordability to those we serve. In the past year, MGE:

Jeff Keebler
Chairman, President and CEO
•
Obtained regulatory approval to purchase a 10% share of the 300-megawatt (MW) Koshkonong Solar Energy Center currently under construction.
•
Purchased a 10% share of the 92-MW Red Barn Wind Farm, which began serving the grid with carbon-free energy in spring 2023.
•
Partnered with other investor-owned utilities to move forward a proposal for an innovative long-duration energy storage system at the site of the Columbia Energy Center.
•
Grew our use of solar with the second 150-MW phase of the Badger Hollow Solar Farm and the 6-MW Tyto Solar project both coming online. The Badger Hollow Solar Farm is Wisconsin's largest solar project.
•
Obtained preliminary regulatory approval to purchase another 25-MW share of the existing West Riverside Energy Center and filed to purchase a 10% share of the 300-MW High Noon Solar Energy Center to be constructed.

With our ongoing investment in cleaner energy, the planned retirement of the coal-fired Columbia Energy Center and the planned transition of the Elm Road Generating Station from coal to natural gas, MGE is positioned to achieve our goals while maintaining energy affordability. Under our 2030 commitment, every MGE electric customer will have 80% fewer carbon emissions (from 2005 baseline) simply by being an MGE customer. Ensuring the energy that powers our communities remains affordable throughout this transition is a top priority.

MGE also is introducing a flexible option for our natural gas customers who are interested in reducing their environmental footprint through renewable natural gas. We look forward to continued engagement and innovation in partnership with our customers, stakeholders and shareholders as we work toward a cleaner, smarter energy future.

Vote Your Shares
Thank you for your continued confidence and investment in MGE Energy. Your vote is important. Please vote your proxy promptly and join us for our Annual Meeting.

Sincerely,

Jeff M. Keebler

Chairman, President and CEO

From Our Lead Independent Director

Dear Fellow Shareholders:

Your board's top priority is providing effective and sound corporate governance and oversight of risk management, business strategy and operations. As the Lead Independent Director, I thank you for the trust you place in us and look forward to your participation in our Annual Meeting on May 21, 2024.

Oversight of Strategy

With hundreds of millions of dollars of clean energy investment planned in the next several years, your board is actively engaged in oversight of MGE's generation planning and capital investment to implement the Company's vision. Board members regularly hear from and engage with management as part of the Company's comprehensive approach to enterprise planning and risk assessment.

Mark Bugher
Lead Independent Director

The energy industry continues to transform as new technologies emerge and develop, offering new opportunities to provide long-term value and to enable meaningful growth. From the Company's leadership in electric vehicle charging to its innovative partnerships, such as the Columbia Energy Storage Project, your board understands the importance of consistent and strong financial and environmental performance, continued operational excellence and customer satisfaction and value.

Board Refreshment and Succession Planning

It has been a privilege to serve on the board and, in recent years, to serve as Lead Director. I, along with Director Tom Stolper, will be retiring at this year's Annual Meeting. I am pleased to share that Director James Possin will be the board's Lead Director effective at the conclusion of this year's meeting.

Your board takes a deliberate and thoughtful approach to board refreshment and succession planning with regular self-assessments. On behalf of the board, I am proud to introduce three new independent directors who joined the board this year.

As a former officer at A.O. Smith with oversight of investor relations, corporate responsibility and sustainability, Director Patricia Ackerman brings considerable experience and expertise in sustainability-related matters to our board. Director Daniel Kelly, prior to his retirement last year, served in many roles at American Family Insurance, most recently as Chief Underwriting Officer. A certified public accountant and former Chief Financial Officer, Mr. Kelly brings skills in financial analysis and strong oversight in risk management. Director Angela Rieger currently serves as Executive Vice President, Chief Transformation Officer at Lands' End, where she is responsible for merchandising and product life cycle. Ms. Rieger brings a strong customer and operations focus to our board, among other skills.

In keeping with our commitment to community involvement as well as to a broad range of perspectives, each new member brings diverse experience, leadership and background to the board. Your board is well-equipped to address and to oversee this transformational period in our industry and in your Company.

Thank you for your investment and for the opportunity to represent your interests in this capacity. This Proxy Statement details our practices and commitment to transparency and accountability. Please review it, vote your shares and participate in our Annual Meeting on May 21, 2024.

Sincerely,

Mark Bugher

Lead Independent Director

Notice of Annual Meeting of Shareholders

Regardless of whether you plan to attend the meeting, please take a moment to vote your proxy.

MGE Energy is holding its Annual Meeting virtually, using the same format as last year's meeting. As always, we encourage you to vote your shares prior to the meeting date.

Meeting Information The meeting will be held as follows: Date: Tuesday, May 21, 2024 Time: 11:00 a.m., Central Time Place: Virtual meeting at www.virtualshareholdermeeting.com/MGEE2024

Instructions on attending the virtual shareholder meeting are provided in the Questions and Answers under the "Proxy Summary" section of this Proxy Statement. To participate, you will need the 16-digit control number included on your proxy card. A recorded version of the Annual Meeting will be available online afterward.

Items of Business

▪
To elect four Class II directors named in this Proxy Statement to terms of office expiring at the 2027 Annual Meeting of Shareholders;
▪
To ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year 2024;
You may vote:
▪ Advisory vote to approve executive compensation; and ▪ To transact such other business as may properly come before the meeting.	Using the Internet
Record Date Shareholders of record at the close of business on March 22, 2024, are entitled to vote at the meeting.	By telephone

Voting by Proxy

Our Board of Directors is soliciting your proxy to vote at the Annual Meeting. Your vote is important. The matters to be acted upon at the meeting are described in the accompanying Proxy Statement.

By returning the proxy card in envelope provided

By Order of the Board of Directors,

Cari Anne Renlund

Vice President General Counsel and Secretary

This notice of Annual Meeting, Proxy Statement and accompanying proxy card are first being mailed on or about April 5, 2024, to shareholders of record at the close of business on March 22, 2024.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on May 21, 2024:

This Proxy Statement and our 2023 Annual Report to Shareholders are available at www.mgeenergy.com/proxy.

Table of Contents

Proxy Summary	1	Executive Compensation	29
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on May 21, 2024		Compensation Discussion and Analysis	29
		Role of Human Resources and Compensation Committee	31
	1	Compensation/Benefits Structure	32
Business Overview	2	2023 Executive Compensation Determination	35
Financial Performance	4	Human Resources and Compensation Committee Report	38
Your Board of Directors	5	2023 Summary Compensation Table	39
Proposal 1 - Election of Directors	8	2023 Grants of Plan-Based Awards Table	40
Governance Snapshot	13	Outstanding Equity Awards at December 31, 2023	41
Risk Assessment and Oversight	14	2023 Option Exercises and Stock Vested	42
Sustainability Governance	15	2023 Pension Benefits Table	42
Shareholder Engagement and Outreach	16	2023 Nonqualified Deferred Compensation Table	44
		Potential Payments on Employment Termination or Change in Control
Board of Directors Information	17		45
How Our Board Operates	17	CEO Pay-Ratio	47
Corporate Responsibility and Environmental Performance	17	Pay Versus Performance	48
Committees	20
Director Independence	22	Voting Information	51
Related Person Transactions	22	Number of Votes per Share	51
Anti-Pledging and Hedging Policies	23	How Street Name Holders May Vote	51
Code of Ethics	23	How Registered Holders May Vote	51
Nonemployee Director Compensation	23	Holders Needed to Establish a Quorum	51
Meeting Attendance	23	The Vote Necessary for Action to Be Taken	52
Policy Regarding Annual Meeting Attendance	23	Revocation of Proxies	52
		Why did I receive a separate Notice instead of printed proxy materials?	52
Beneficial Ownership	24
Beneficial Ownership of Common Stock	24
		Other Information	53
Proposal 2 - Ratification of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm		Transaction of Other Business	53
		Expenses of Solicitation	53
		Shareholder Proposals for 2025 Annual Meeting	53
	26	Contacting Our Directors	53
Audit Committee Report	27	References to Websites	53
		Forward-Looking Information	53
Proposal 3 - Advisory Vote on Executive Compensation
	28

Proxy Summary

Voting Matters

Please read the Proxy Statement and the 2023 Annual Report to Shareholders before voting.

		Board Vote Recommendation	Page Reference (for more detail)
1	Election of Directors	FOR each nominee	Page 8
2	Ratification of Independent Accounting Firm	FOR	Page 26
3	Advisory Vote on Executive Compensation (Say-on-Pay)	FOR	Page 28

How To Vote

By Internet proxyvote.com/MGEE	By Phone 1-800-690-6903	By Mail Vote Processing c/o Broadridge 51 Mercedes Way Edgewood, NY 11717
See this Proxy Statement for directions on voting your proxy and to see how your votes are counted.

Question: How can I attend the Annual Meeting?

The Annual Meeting will be held online. Shareholders are encouraged to participate by visiting the following website: www.virtualshareholdermeeting.com/mgee2024. To fully participate in the meeting, you will need your 16-digit control number from your mailed proxy card or email notification, if you receive materials electronically. See the Notice of Annual Meeting Shareholders at the beginning of this Proxy Statement for more information.

Question: How do I participate in the Annual Meeting?

Shareholders will be able to join via a webcast. An audio broadcast of the Annual Meeting also will be available by telephone toll-free at 1-877-328-2502. Shareholders of record as of close of business on March 22, 2024, are entitled to participate in and to submit questions before and during the Annual Meeting by visiting www.virtualshareholdermeeting.com/mgee2024.

To participate in the online Annual Meeting, you will need the 16-digit control number included on your proxy card. The Annual Meeting will begin promptly at 11:00 a.m., Central Time (CT). Online check-in will begin at 10:30 a.m. CT. Please allow yourself time to log in to the virtual meeting.

Question: Why is it important to vote?

Your broker is not permitted to vote on your behalf on the election of directors or the advisory vote related to executive compensation matters. Thus, your broker needs your instructions in order for your shares to be voted on these matters. For your vote to be counted, you must communicate your voting instructions to your broker, bank or other financial institution before the date of the Annual Meeting. If you do not vote, your shares may not be represented at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on

May 21, 2024

This Proxy Statement and our 2023 Annual Report to Shareholders are available at www.mgeenergy.com/proxy. Shareholders can elect to receive email alerts when proxy and Annual Meeting materials are available on the Internet instead of receiving paper copies in the mail. Please consider visiting www.mgeenergy.com/paperless to sign up for next year. Email delivery of your proxy materials will help us reduce costs and the amount of resources used in connection with the Annual Meeting.

Business Overview

Our Business

MGE Energy is an investor-owned public utility holding company headquartered in the state capital of Madison, Wis. MGE Energy is the parent company of Madison Gas and Electric (MGE), which provides electric service to 163,000 customers and natural gas service to 176,000 customers in south-central and western Wisconsin.

176,000 Natural Gas Customers
163,000 Electric Customers

Our People

Our industry is ever-changing. Executive management believes it is important to continue to develop the Company's workforce to meet the evolving needs and preferences of our customers and communities. MGE has 719 employees, nearly half of whom are covered by collective bargaining agreements.

We Power Safety

We power safety. Work safe. Home safe. That is our commitment at MGE, and it is embraced by MGE employees. Our Occupational Health and Safety Policy recognizes occupational health and safety risks and embraces safe work practices and environments as fundamental values at MGE.

Employee Engagement

MGE is committed to sustainable workforce practices such as career development and training. All employees have the opportunity to learn and grow, whether to increase job proficiency, improve decision-making skills, or prepare for new roles and responsibilities.

Diversity, Equity and Inclusion

MGE promotes an inclusive, respectful work
 environment where individuals and groups can achieve their full potential. All employees have equitable access to employment and development opportunities.

Our employee-led Diversity, Equity and Inclusion
Steering Team, with representation from various parts
of the Company, works to engage employees and
to identify opportunities and strategies for strengthening our commitment to diversity, equity and inclusion, both internally and externally throughout
the communities we serve.

Our Engagement and Partnerships

MGE seeks to engage all our customers in a variety of ways to ensure all customers experience MGE as their community energy company. Understanding and deepening our engagement with our customers and communities are at the core of MGE's mission as a critical services provider and community partner. We work to build and maintain relationships, advance shared goals and invest in our communities. Our communities continue to grow and to become more richly diverse. MGE works to develop culturally competent initiatives, communications and services for our customers.

MGE is committed to helping improve
the quality of life for all those we serve.
MGE contributes to and helps to better
our communities through our charitable
foundation, corporate giving and partnerships, and the volunteerism and service of our valued employees.

Our Industry Leadership

Service Reliability

MGE is a national leader in electric reliability. MGE has ranked in the top three investor-owned utilities in the country for the fewest number of outages per customer in each of the last 16 years.

When notified of a potential natural gas emergency, MGE crews continue to earn high marks. In 2022, MGE's response time ranked in the top 12% of a nationwide industry survey.

These rankings are reflective of MGE's dedicated employees who always put customer safety first and who understand what it means to serve as your community energy company.

RELIABILITY

Ranked in top **3** utilities in the country for fewest number of outages for more than 15 years.

EMERGENCY RESPONSE

Top 12%

nationwide in response time for potential gas emergency.

Energy Affordability

Maintaining energy affordability remains important to MGE. Since announcing our Energy 2030 framework in 2015, we have made significant investments in cleaner energy generation and grown the company while managing impacts to electric rates. The average annual electric rate increase from 2016 through 2025 is approximately 1.2%. Renewable energy carries no fuel costs, which helps to reduce rate volatility and manage long-term costs into the future.

MGE residential electric bill as a percentage of customer wallet at 1.55% is below the Wisconsin utility peer average of 1.75% percentages based on data as of 12/31/2022

Our Sustainability Commitments

Our commitment to sustainability is our long-term business strategy for continued success and for meeting our customers' needs cost-effectively. MGE's Energy 2030 framework for a more sustainable future, introduced in November 2015, continues to guide our work with customers to achieve the Company's sustainability goals, including the goal of net-zero carbon electricity by 2050.

Under our commitment, by 2030, every MGE electric customer will have 80%* fewer carbon emissions from their electricity use simply by being an MGE customer. *from baseline year of 2005

A foundational objective in MGE's Energy 2030 framework is ensuring all customers enjoy the economic and environmental benefits of the Company's ongoing clean energy transition. As the conductor of our community grid, MGE is working to build and to manage an increasingly dynamic, integrated grid and to maintain its safety, security and efficiency.

MGE also is addressing emissions associated with the purchase and distribution of natural gas. MGE is committed to strategies for working with suppliers, pipeline operators, customers, regulators and other industry stakeholders and to the exploration of new and emerging technologies, such as renewable natural gas, to serve customers more sustainably.

Financial Performance	Earnings and Dividends per Share Growth

Return on Investment

MGE Energy has increased the dividend for 48 consecutive
years and paid dividends for more than 110 years. Our recent and planned investments in cost-effective generation are
enabling the decarbonization of our energy supply while
ensuring ongoing energy reliability.

Clean Energy Investments

Total Shareholder Return

12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
3.29%
2.64%
2.22%
6.03%
6.10%
9.97%
8.94%
8.52%
7.16%
3 YR TSR
5 YR TSR
10 YR TSR
MGEE
EEI Index
Russell 2000

5-Year Asset Growth

Asset Growth (in millions)
CAGR 6%
$3,000
$2,500
$2,000
$1,500
$1,000
$500
0
$1.989
$2,082
$2,254
$2,372
$2,518
$2,675
2018
2019
2020
2021
2022
2023

Your Board of Directors

Our board takes seriously its responsibility and accountability to shareholders and their interests and appreciates the trust and confidence that shareholders have placed in corporate leadership to oversee the Company and to manage investors' capital wisely. Each director is committed to the highest ethical standards, accountability, and open dialogue with one another and with management. The board believes that a range of skills and perspectives among directors helps provide effective oversight.

The board is elected to oversee management's performance, although management is responsible for managing the day-to-day operations of the Company. The board reviews the Company's long-term strategic plan, business initiatives, major capital projects and budget matters. Also included in the areas over which our board provides oversight are the Company's environmental and sustainability performance, enterprise-wide risk assessment, strategic projects and investments, and trends in new technologies and industry changes.

Chairman

Jeffrey M. Keebler

Role of Our Chairman and CEO

As the individual with primary responsibility for managing the Company's day-to-day operations and for executing on the Company's vision and strategy, our CEO is best positioned to chair regular board meetings as we discuss key business and strategic issues. This structure provides independent oversight while avoiding unnecessary confusion regarding the board's responsibilities and day-to-day management of business operations.

Given the complexity of the industry, its operations and the regulatory environment, the board believes having an experienced industry executive as our Chairman, combined with a strong Lead Independent Director, is the appropriate structure for the Company.

Lead Independent Director

Mark D. Bugher

Director Bugher, who is an independent member of our board as determined under the guidelines adopted by the Nasdaq Stock Market, Inc., serves as our Lead Independent Director. Director Bugher has served as a board member since 2010 and has served as our Lead Independent Director since May 2021. With Director Bugher's retirement at this year's Annual Meeting, Director James Possin will be the board's Lead Independent Director effective at the conclusion of the 2024 Annual Meeting.

Role of Our Lead Independent Director

Our Lead Independent Director has extensive authority and responsibility in ensuring the board meets its responsibilities for Company oversight. The board has structured the role of our Lead Independent Director to fulfill the important requirements of strong, independent leadership on the board. The Lead Independent Director is responsible for the following:

•
Board Leadership: Is empowered to call meetings of the board or executive sessions. The Lead Independent Director also is empowered to chair executive sessions of the directors.
•
Board Information: Provides input to the Chairman on the scope, quality, quantity and timeliness of the information provided to the board and serves as a nonexclusive conduit to the Chairman of views and concerns of our directors.
•
Corporate Governance Committee Leadership: Chairs our Corporate Governance Committee, which evaluates on an ongoing basis the composition, structure and performance of our board and assists in board recruitment, refreshment and succession planning.

Experience and Skills of the Board of Directors

Board members bring a breadth of experience and diversity to their service as directors, which helps them in their oversight of the Company. In addition, directors are kept informed and educated through collaboration with and numerous presentations by officers of the Company and various subject matter experts, including experts from outside the Company, industry and director training opportunities, and reports provided to them by senior management on a regular basis. Topics include: business and investment strategy, environmental and sustainability topics, regulatory matters, customer services and expectations, financial and business operations, technology trends, new products and services, community engagement, energy planning and reliability, and risks faced in the Company's business operations, among others.

The board conducts an annual Board of Directors self-assessment. The assessment includes an extensive survey that covers board structure and composition, board meetings, board committees, key board responsibilities and board management. In addition, the board periodically evaluates the directors' expertise and experience.

A peer evaluation occurs once every three years before nominating slates of directors for election and as part of succession planning to consider and to select new directors. This evaluation covers key professional skills, diversity, and breadth of community and other business experience and knowledge. In addition, each director conducts an individual self-assessment once every three years to evaluate their skills and experience relative to their board service.

Effective oversight comes from a board that represents a diverse range of experience and perspectives that provides the collective qualifications, attributes, skills and experience necessary for sound governance. The percentages below are based on MGE Energy's twelve directors, including its three new directors, who joined the board on March 1, 2024.

	Financial Acumen		Customer/Community/Workforce (Social)
100% Directors with financial acumen

Experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor. Experience in analyzing or evaluating financial statements, large capital projects, financings and/or budgets.

100% Directors with customer, community and workforce experience

Understanding of and experience in working in the business and political environment of the Company's customer base. An understanding of customer service, experience and expectations, and of community issues, needs and interests. Community involvement through nonprofit, business and civic organizations. Experience in and understanding of employee relations and matters of diversity, equity and inclusion in the workplace and broader community.

Technology/Security
33% Directors with technology and security experience

Experience in and understanding of the business and operations technical systems, including financial systems, grid operations and customer information systems. Understanding of the potential for physical and cyber threat to critical infrastructure and digital systems and the risk mitigation plans.

Environmental/Safety
58% Directors with environmental and safety experience

Experience in and understanding of environmental policy and compliance, impacts and risk, and emerging issues and opportunities for greater sustainability. Experience in and understanding of workplace and/or public safety related to critical infrastructure and operations of essential services.

Strategic Leadership/Governance
100% Directors with strategic leadership and governance experience

Experience as executive officer and/or senior leader in business or public service with an understanding of how to oversee complex organizations, provide effective corporate governance and enable a strong corporate culture.

Operations
50% Directors with operations experience

Experience in the energy or utility industry or development, construction, manufacturing or essential services. Knowledge of electric generation and distribution or gas operations and distribution systems. Understanding of the technical issues and risks associated with the reliability, resiliency and safety of such systems.

Legal/Regulated Industry
100% Directors with legal and regulatory experience

Experience working closely with government agencies and in a highly regulated business. Having worked in public policy for an organization that operates within the public policy and regulatory process.

Board Information
Experience/Skills:
Financial Acumen	•	•	•	•	•	•	•	•	•	•	•	•
Technology/Security			•			•					•	•
Strategic Leadership/ Governance	•	•	•	•	•	•	•	•	•	•	•	•
Legal/Regulated Industry	•	•	•	•	•	•	•	•	•	•	•	•
Environmental/Safety	•	•			•	•			•		•	•
Operations		•		•		•			•		•	•
Customer/Community/ Workforce (Social)	•	•	•	•	•	•	•	•	•	•	•	•

*Board appointment effective as of March 1, 2024.

+Retiring at the 2024 Annual Meeting.

Board Diversity:		(A)
African American or Black		•										•
Alaskan Native or Native American
Asian
Hispanic or Latino/a
Native Hawaiian or Pacific Islander
White/Caucasian	•		•	•	•	•	•	•	•	•	•
Two or more ethnicities
Male			•	•		•	•	•		•	•	•
Female	•	•			•				•
A. Directors who are military veterans

Board Committee (# of Meetings):				(1)
Audit (5)	•	•	•	•			•	•2	•	•		•
Human Resources and Compensation (2)		•2	•	•						•
Executive				•2	•	•				•	•
Corporate Governance (3)	•	•	•	•2			•	•	•	•		•
1. Lead Independent Director
2. Committee Chairperson

Proposal 1

Election of Directors

Our Board of Directors consists of twelve directors divided into three classes. One class is elected each year for a term of three years.

You are being asked to vote on the four nominees named below to serve as Class II directors for a three-year term to expire at the 2027 Annual Meeting and upon the election and qualification of their successors. (Your proxy may not be voted for a greater number of persons than the four nominees below.)

All our directors serve concurrently as directors of MGE. Our Board of Directors has determined that all our directors, other than Directors Keebler and Wolter, are independent as defined in the applicable Nasdaq Stock Market, Inc., listing standards.

Our Director Nominees

Directors Ackerman, Anderson, Keebler and Wolter are currently Class II directors whose terms expire at the 2024 Annual Meeting of Shareholders and who have been recommended by our Corporate Governance Committee and nominated by our board for reelection.

Each of the nominees has indicated a willingness to serve if elected, and the board has no reason to believe that any nominee will be unavailable for that service. If any nominee should become unable to serve, it is presently intended that your proxy will be voted for a substitute nominee designated by the board. Under the Company's retirement guidelines, directors are expected to retire no later than the date and time of the Annual Meeting of Shareholders following the date on which he or she attains the age of 75, unless requested to remain by the board.

Director Bugher, a Class III director, and Director Stolper, a Class I director, have attained the age of 75 and will be retiring from the Board of Directors at the 2024 Annual Meeting of Shareholders.

The balanced tenure of our directors promotes experience and stability while also allowing for a broader understanding of the issues that affect our business. We have a mix of seasoned directors who provide in-depth knowledge and historical perspective of the industry and of new directors who bring fresh ideas. The board believes the directors of MGE Energy collectively have backgrounds and skills important for MGE Energy's business and the makeup of the board serves to ensure that members are able to provide oversight and guidance, balanced with our overall Company strategies.

Your Board recommends a vote for each nominee.

Nominee Biographies

Class II – Term Expiring in 2024

Director since 2024* Independent Age 63

Experience

▪
Retired Senior Vice President, Investor Relations, Corporate Responsibility and Sustainability and Treasurer of A.O. Smith, a global water heater and boiler manufacturing company
▪
Served as the Management representative for A.O. Smith's Audit Committee and ESG advisor to the Board
▪
Serves on the board of directors for the American Red Cross for Southeast Wisconsin, Investment Policy Committee for Aurora Healthcare, and a Finance Committee Member for the Wisconsin Multiple Sclerosis Society
▪
External Advisory Board member for the University of Wisconsin School of Business and is immediate past chair for Milwaukee Women, Inc.
▪
Has her MBA from Marquette University

	Skills ▪ Strategic Leadership/Governance ▪ Financial Acumen ▪ Customer/Community/Workforce	▪ Environmental/Safety ▪ Legal/Regulated Industry

Director since 2018 Independent Age 66

Experience

▪
Retired Clerk of Court of U.S. Bankruptcy Court - Western District of Wisconsin
▪
Has a Juris Doctor from Rutgers University School of Law and a Master of Strategic Studies from the U.S. Army War College
▪
Retired from the Army in May 2016 with a rank of Major General
▪
Worked for General Public Utilities Corporation early in her career
▪
Serves on the board of directors for the Green Bay Packers and Nicolet National Bank

	Skills ▪ Strategic Leadership/Governance ▪ Financial Acumen ▪ Customer/Community/Workforce	▪ Legal/Regulated Industry ▪ Operations ▪ Environmental/Safety

Director since 2017 Age 52

Experience

▪
Chairman of MGE Energy, Inc., and Madison Gas and Electric Company since October 1, 2018
▪
President and Chief Executive Officer of MGE Energy, Inc., and Madison Gas and Electric Company since March 1, 2017
▪
Was Senior Vice President - Energy Supply and Planning of Madison Gas and Electric Company, a position he held since July 2015
▪
Was Assistant Vice President - Energy Supply and Customer Service, a position he held since January 2012
▪
Has been employed at Madison Gas and Electric Company since 1995
▪
Has a Master of Business Administration and has been involved in the public utility business for more than 25 years
▪
Holds the following directorships: Director of ATC Management Inc. and ATC Development Manager Inc., Director of the University of Wisconsin Research Park and Director of United Way of Dane County

	Skills ▪ Strategic Leadership/Governance ▪ Financial Acumen ▪ Customer/Community/Workforce ▪ Legal/Regulated Industry	▪ Technology/Security ▪ Operations ▪ Environmental/Safety

Director since 2000 Age 69

Experience

▪
Past Chairman, President and Chief Executive Officer of MGE Energy, Inc., and Madison Gas and Electric Company until March 1, 2017, and was an officer since 1989 and an employee since 1984
▪
Is an attorney
▪
Has been involved in the public utility business for 40 years
▪
Holds or has held the following directorships: Director of National Guardian Life Insurance Company, Director of the Oscar Rennebohm Foundation, and former Chair of the Board of Authority for the University of Wisconsin Hospitals and Clinics

	Skills ▪ Strategic Leadership/Governance ▪ Financial Acumen ▪ Customer/Community/Workforce ▪ Legal/Regulated Industry	▪ Technology/Security ▪ Operations ▪ Environmental/Safety

Other Members of the Board of Directors

Director since 2010+ Independent Age 75

Experience

▪
Retired Director of University Research Park, University of Wisconsin-Madison
▪
Served the State of Wisconsin as Secretary of Administration from 1996 to 1999 and as Secretary of Revenue from 1988 to 1996
▪
Serves on the board of First Business Financial Services, Inc., as a member of the corporate governance committee and chairs the compensation committee
▪
Chairs the board of Marshfield Clinic Health System, a $3 billion multispecialty health care system
▪
Recognized leader in the Madison business community
▪
Brings an understanding of the business environment and economy within our service area

	Skills ▪ Strategic Leadership/Governance ▪ Financial Acumen ▪ Customer/Community/Workforce Class III – Term Expiring in 2025	▪ Legal/Regulated Industry ▪ Operations

Director since 2024* Independent Age 61

Experience

▪
Retired Chief Underwriting Officer of American Family Insurance, an insurance company
▪
Served as American Family's Chief Financial Officer, beginning in 2011, where accountabilities included Controller, Enterprise Risk Management, Reinsurance, Investment Policy, Internal Audit and Facilities
▪
Serves on the University of Wisconsin-Madison School of Business Dean's Advisory Board since 2012, the Risk Management and Insurance MBA Advisory Board since 2017, and the University of Wisconsin Carbone Cancer Center Advisory Board since 2020
▪
Served on Edgewood College School of Business Advisory Board from 2018-2020
▪
Is a certified public accountant and has his MBA from the University of Wisconsin-Madison

	Skills ▪ Strategic Leadership/Governance ▪ Financial Acumen Class III – Term Expiring in 2025	▪ Legal/Regulated Industry ▪ Customer/Community/Workforce

Director since 2009 Independent Age 72

Experience

▪
Is a certified public accountant and holds degrees in accounting and law from the University of Wisconsin-Madison
▪
Former partner at Grant Thornton LLP where he advised on tax- and financial-related matters
▪
Was a past member of the Audit, Finance, and Insurance Council of Oakwood Lutheran Homes Association, Inc.

	Skills ▪ Strategic Leadership/Governance ▪ Financial Acumen Class III – Term Expiring in 2025	▪ Legal/Regulated Industry ▪ Customer/Community/Workforce

Director since 2021 Independent Age 63

Experience

▪
Retired Chief of Police, City of Madison
▪
Helped lead the national initiative to implement President Obama's "21st Century Policing" recommendations
▪
Currently serves on Wisconsin Governor's Pardon Advisory Board
▪
Co-chaired past Wisconsin Governor Doyle's State Commission on Reducing Racial Disparity in the Criminal Justice System
▪
Since 2014, has consulted in a number of cities, including Ferguson, MO.; Baltimore and New York
▪
Holds a Bachelor of Science degree in Criminal Justice from the University of Wisconsin-Milwaukee
▪
Graduate of the Wisconsin Department of Justice Executive Leadership Course
▪
Received an honorary Doctor of Philosophy in Social Welfare degree from the University of Wisconsin-Milwaukee
▪
Certified trainer/consultant for both Stephen Covey and COPS Office Fair and Impartial Policing
▪
In addition to serving on many community boards, in 2014, served as Interim President and CEO of the Urban League of Greater Madison

	Skills ▪ Strategic Leadership/Governance ▪ Legal/Regulated Industry ▪ Financial Acumen ▪ Customer/Community/Workforce Class III – Term Expiring in 2025	▪ Environmental/Safety ▪ Operations ▪ Technology/Security

Director since 2018 Independent Age 60

Experience

▪
Former Chairman and CEO of Berbee Information Network Corp.
▪
Chair of the Wisconsin Alumni Research Foundation and holds several patents
▪
Master of Science in mechanical engineering and a Master of Business Administration from the University of Wisconsin-Madison
▪
Graduated from Stanford University School of Medicine
▪
Emergency department physician

	Skills ▪ Strategic Leadership/Governance ▪ Financial Acumen ▪ Technology/Security Class I – Term Expiring in 2026	▪ Legal/Regulated Industry ▪ Customer/Community/Workforce

Director since 2008 Independent Age 63

Experience

▪
Chief Executive Officer of QTI Management Services, Inc., a human resources and staffing company
▪
Past President of the Private Client Group and Market President at U.S. Bank where she was an employee from 1982 to 2007 and an Officer from 1985 to 2007
▪
Holds the following directorships: American Family Insurance; Wealth Management Company, Northwestern Mutual Life; and Puelicher Center (UW business school). Past directorships include: Board Chair Meriter Health Services and Meriter Hospital, Wausau Paper Inc., Board Chair Edgewood College, University of Wisconsin Family Business Center, Board Chair United Way of Dane County and Foundation, and Board Chair Greater Madison Chamber of Commerce

	Skills ▪ Strategic Leadership/Governance ▪ Financial Acumen ▪ Customer/Community/Workforce Class I – Term Expiring in 2026	▪ Legal/Regulated Industry ▪ Environmental/Safety

Director since 2024* Independent Age 56

Experience

▪
Executive Vice President, Chief Transformation Officer at Lands' End, a clothing and home decor retailer, where she is responsible for all aspects of the product lifecycle, from initial development through final sales
▪
Prior to her current position, she held several progressively advanced leadership roles at Lands' End, including Senior Vice President of International and Wholesale; Planning and Inventory
▪
Serves on boards of Thrivent Financial, American Family Children's Hospital Development Partners Advisory Board, Clean Lakes Alliance, and Women in Retail Leadership Circle

	Skills ▪ Strategic Leadership/Governance ▪ Financial Acumen ▪ Customer/Community/Workforce Class I – Term Expiring in 2026	▪ Environmental/Safety ▪ Legal/Regulated Industry ▪ Operations

Director since 2008+ Independent Age 75

Experience

▪
Management consultant at Purple Cow Organics (manufacturer of premium compost) for more than 10 years
▪
Formerly of Deibel Laboratories (food quality assurance) for eight years
▪
Former Executive Vice President and Director of ProActive Solutions USA LLC, a manufacturer of cleaning and sanitizing products, for 14 years
▪
Certified public accountant with more than 40 years in public accounting
▪
Was a partner in Clifton Gunderson LLP, certified public accountants and consultants, for 31 years and was an elected member of the firm's national board for 12 years
▪
Has served on numerous community and civic boards for more than 30 years, including three terms as an elected public official
▪
Co-founded TRAC Microbiology Inc.

	Skills ▪ Strategic Leadership/Governance ▪ Financial Acumen Class I – Term Expiring in 2026	▪ Legal/Regulated Industry ▪ Customer/Community/Workforce

*Appointments effective as of March 1, 2024.

+Retiring at the 2024 Annual Meeting.

NOTES:

Ages as of Dec. 31, 2023.

All current directors, besides Director Wolter, became directors of MGE simultaneously when they were elected directors of MGE Energy, Inc. Director Wolter became director of MGE Energy, Inc., when it became the holding company of MGE in August 2002.

Governance Snapshot

Board Structure	Board Independence

▪
Eight out of ten continuing directors are independent
▪
100% independent key board committees: Corporate Governance,
Audit, and Human Resources and Compensation
▪
Ongoing board refreshment: Six new directors since 2018
▪
Strong Lead Independent Director role
▪
Continuing director tenure average of seven years

Gender Diversity	Ethnic/Racial Diversity	Director Tenure

The above information includes MGE Energy's three new directors effective as of March 1, 2024, and excludes the two directors who will be retiring at the 2024 Annual Meeting.

Board Refreshment 6 new directors have been added since 2018

Board Practices

▪
Ten full board meetings per year; ten committee meetings in 2024
▪
Annual board self-assessment covering board structure, meetings, committees, responsibilities and management of the board
▪
Peer evaluation and individual self-assessment every three years before director nominations and as part of succession planning
▪
Board oversight of environmental, social and governance (ESG)
matters and regular engagement with management
▪
Periodic strategic planning and review sessions with company officers
▪
Director orientation and opportunities for continuing director education on key topics and emerging issues
▪
Biannual risk assessments and biennial risk exercise with company officers
▪
Board commitment to diversity, equity and inclusion

Board Accountability

▪
Shareholder engagement and outreach program
▪
Clawback policy that includes cash-based
and/or stock-based awards
▪
Anti-pledging and hedging policies
▪
Overboarding policy
▪
Stock ownership guidelines
▪
Retirement guidelines for directors
▪
Modified plurality voting: Directors who receive
a higher number of "withheld" votes resign
▪
Code of Ethics affirmation by all MGE Energy directors (as well as MGE officers and employees)

Risk Assessment and Oversight

Enterprise-wide risk assessment and oversight are fundamental responsibilities of our board. Directors are involved in the process of overseeing the primary risks we face in the conduct of our business. Trends in economic, business and commodity market conditions and trends in legislative and regulatory initiatives are reviewed by the board as part of the Company's Enterprise Risk Management program.

The board receives, on an ongoing basis, information from management related to key business risks and mitigation strategies. These business risks include existing and emerging risks related to environmental performance and sustainability, information technology systems and cybersecurity, operational risks, financial risks, reliability risks and regulatory risks.

The Company's Internal Audit department, on behalf of MGE management and the Board of Directors' Audit Committee, facilitates an annual Enterprise Risk Management process with each officer of the Company. The sessions with individual Company officers and management update existing areas of risk, classify new or emerging areas of risk and identify owners responsible for assessing, managing and/or mitigating areas of risk. This serves to complement ongoing and regular presentations and reports from Company officers and subject matter experts on risk and emerging risk identification, assessment and mitigation strategies.

In addition, the board engages in a biannual comprehensive risk assessment and mitigation exercise. On a biennial basis, the board conducts a broad-based exercise with Company officers on risk and emerging risk identification, assessment and mitigation strategies. The board last conducted this exercise in 2023, with particular focus on risks associated with the Company's ongoing transition toward deep decarbonization while maintaining safe, reliable and affordable service to customers.

Our comprehensive approach encourages all our directors to initiate discussion at any time, either directly or through our Lead Independent Director, on any areas of concern, including risk identification and assessment, controls, management and oversight. The board and MGE management have created a culture of environmental sustainability and risk management.

Responsibility for risk is assigned as indicated in the table below.

Full Board
Enterprise Risk Management Corporate Sustainability and ESG Customer and Community Engagement	Financial Performance Operations Public and Regulatory Policy	Security - Cyber and Physical Strategic Risk Management
Committees
Audit	Human Resources and Compensation	Governance
Financial Reporting Compliance Code of Conduct Cyber Compliance Disclosure Ethics	Executive Compensation and Benefits Human Resources Strategies: ▪ Diversity, Equity and Inclusion ▪ Workplace Environment and Culture ▪ Employee Engagement ▪ Talent Development	Board Succession and Composition Board and Corporate Governance CEO Succession

Sustainability Governance

Our Company seeks to foster a proactive and forward-thinking approach to ESG-related matters, beginning with board oversight of and executive leadership on key topics and emerging issues. The board takes seriously its responsibility to oversee corporate responsibility and environmental performance of the Company. Board members bring a variety of expertise to this responsibility; for example, oversight and administration related to environmental areas, education and training related to environmental matters, and experience holding managerial and/or public positions with environmental purview.

The board also draws on external expertise as appropriate for education on key topics relevant to ESG matters and to its risk oversight responsibilities. The board's engagement with management and the Company's participation in third-party benchmarking and evaluation programs help to assess performance and promote continuous improvement.

Directors are kept informed and educated through collaboration with and numerous presentations by officers of the Company and various subject matter experts, including experts from outside the Company and through industry and director training opportunities and reports provided to them by senior management on a regular basis.

Our governance structure helps to ensure that oversight and management of ESG and sustainability-related risks and initiatives throughout the Company are incorporated into our long-term strategy and day-to-day management and operations. Our approach to these matters extends from the Board of Directors to our executive officers to our Sustainability Steering Team, leaders and internal subject matter experts.

Environmental and Sustainability Policy Our environmental and sustainability policy guides our commitment to corporate responsibility and environmental accountability throughout the organization

Sustainability
Executive Team

▪
Has officer representation from across MGE to provide input and oversight to the Steering Team
▪
Keeps the Board of Directors informed on sustainability initiatives and ESG-related matters

Sustainability Steering Team

▪
Is composed of employees
from across the Company
▪
Supports sustainability engagement and benchmarking
▪
Assembles the Continuous Improvement Sustainability Teams, which address specific improvement initiatives and tasks
▪
Oversees MGE's Environmental Management System (EMS)

Shareholder Engagement and Outreach

Our investor relations efforts help Company officers and the board understand how investors view the Company's policies and practices, strategies and long-term direction and help leadership assess and address emerging areas of interest to investors. We are committed to accountability and transparency and believe that understanding and considering shareholder perspectives advances those priorities. Shareholder feedback from our shareholder engagement and outreach and our investor relations program is shared with board members.

How We Engage

Company officers engage shareholders in several ways,

including through:

▪
In-person and virtual meetings with institutional shareholders and others.
▪
Presentations at industry conferences and investor meetings.
▪
Annual disclosure documents, including financial and corporate responsibility and sustainability reports and related disclosures.
▪
Annual Meeting of Shareholders, during which shareholders may ask questions, which are answered either at the meeting or in follow-up afterward.
▪
Review and board discussion of Annual Meeting proxy voting results to understand voting and any shareholder comments.
▪
Responses to inquiries taken through the Company's investor site, board email and in-house Shareholder Services staff.
▪
Annual shareholder newsletters and our investor website, which is updated regularly.

These efforts are in addition to the Company's regular and ongoing investor relations program.

Who We Engage

Our Vice President Chief Financial Officer and Treasurer, Vice President General Counsel and Secretary, and Vice President Chief Accounting Officer and Controller join other officers and members of management to engage stakeholders, including:

▪
Institutional shareholders
▪
Retail shareholders
▪
Analysts and investment firms
▪
ESG ratings firms
▪
Proxy advisory firms

Topics Discussed in 2023

▪
Our business strategy for a more sustainable future
and related initiatives
▪
Investment opportunities
▪
Climate change and deep decarbonization
▪
Financial performance
▪
Board oversight and general corporate governance matters
▪
Executive compensation

Engagement Calendar

Post-Annual Meeting:

▪
Review feedback and results from the Annual Meeting and continue to review the Company's governance and compensation practices.
▪
Start planning for fall engagement.
▪
Continue preparation of the Company's annual Corporate Responsibility and Sustainability Report.

 Fall:

▪
The board's Corporate Governance Committee typically meets to review emerging governance issues.
▪
Management begins institutional shareholder engagement and outreach.
▪
Begin review of updates to the annual Proxy Statement.
▪
Share with investors our annual Corporate Responsibility and Sustainability Report.

 Pre-Proxy Meeting:

▪
Shareholder feedback from the engagement discussions is shared with the board.
▪
The board considers any potential changes to governance, compensation or other proxy disclosures.
▪
Publish the Form 10-K.

 Post-Proxy Meeting:

▪
Publish Annual Report
and Proxy Statement.
▪
Conduct follow-up shareholder discussions,
if warranted, to discuss important Annual Meeting matters.
▪
Host Annual Meeting of Shareholders in mid-May.

Board of Directors Information

How Our Board Operates

Board meetings are typically held at the Company's corporate headquarters in Madison, Wisconsin. Board meetings are structured to provide for regular presentations by and active dialogue with MGE management. Subject matter experts from across the Company regularly present to the board on issues of strategic importance. These regular interactions provide useful information and insight relative to critical business initiatives and corporate strategy, including financial performance, environmental performance and sustainability, risk management and oversight, and corporate succession planning. In addition, the board takes advantage of external expertise as needed on key strategic topics.

The board holds strategic planning and review sessions periodically with all officers of the Company to review corporate strategy across all aspects of the Company's business and to provide directors with the opportunity to engage the entire senior management team on emerging and continuing issues of importance. The board held a strategic planning session with Company officers in fall of 2022.

The topics reviewed and discussed by the board during the past year include:

•
Cyber and physical security of MGE systems and infrastructure.
•
MGE's Energy 2030 framework, goal of 80% carbon emissions reduction by 2030, net-zero carbon electricity goal and related initiatives.
•
Emissions associated with the Company's purchase and distribution of natural gas and MGE's natural gas emissions framework.
•
MGE's annual Corporate Responsibility and Sustainability Report.
•
MGE's four new electric vehicle (EV) pilots for managed charging.
•
Current and emerging environmental risks and risk mitigation.
•
Generation facility retirement planning and capacity and energy replacement for the Columbia Energy Center.
•
Planned transition of the Elm Road Generating Station from coal to natural gas.
•
Energy affordability and rates.
•
Company's philanthropic giving.
•
State and federal legislation and regulatory policy.
•
MGE's top-ranked electric reliability.
•
Risk management planning and Enterprise Risk Management Policy.
•
Board succession planning.
•
The Company's commitment to diversity, equity and inclusion (DEI) and Company's DEI Steering Team to review the current status of policies, procedures, systems and practices.
•
Company initiatives and investments. These initiatives and investments include the Columbia Energy Storage project, the Badger Hollow Solar Farm and 10% ownership shares in the following clean energy projects:
o
Paris Solar-Battery Park (200 MW of solar and 110 MW of storage)
o
Darien Solar Energy Center (250 MW of solar)
o
Koshkonong Solar Energy Center (300 MW of solar)
o
Red Barn Wind Farm (92 MW)
o
High Noon Solar Energy Center (300 MW of solar)

Corporate Responsibility and Environmental Performance

The board takes seriously its responsibility to oversee corporate responsibility and environmental performance of the Company.
This oversight includes review of environmental risks and mitigation as well as assessment of current and/or future environmental regulations. It also includes review of the Company's corporate responsibility, environmental and sustainability performance and MGE's annual Corporate Responsibility and Sustainability Report and related disclosures.

Directors understand corporate responsibility and sustainability are integral to the Company's long-term success and share management's commitment in these areas, from long-term and strategic direction to day-to-day business practices throughout the organization. To help facilitate effective oversight of ESG-related matters, the board receives timely and relevant information on a regular basis related to the Company's sustainability initiatives and performance and a wide range of ESG topics, including diversity, equity and inclusion, workforce and culture, safety, human rights, supply chain and other ESG topics.

Board members bring a variety of expertise to this responsibility; for example, oversight and administration related to environmental areas, education and training related to environmental matters, and experience holding managerial and/or public positions with environmental purview. The board also draws on external expertise as appropriate for education and insights on key topics relevant to its oversight responsibilities.

Carbon Reduction Goal of 80% by 2030

Reducing carbon emissions is a key component of our strategic business planning. In early 2022, MGE increased its 2030 carbon emissions goal to reduce those emissions at least 80% by 2030 (from 2005 levels). The Company expects to achieve its 2030 carbon reduction goal due to a number of factors:

•
Ongoing transition from coal: The planned early retirement of the coal-fired Columbia Energy Center by mid-2026 and the planned transition of the Elm Road Generating Station from coal to natural gas. The Company expects coal to be used only as a backup fuel at Elm Road by the end of 2030. By the end of 2032, the Company expects to have eliminated coal-fired generation from its ownership portfolio. MGE is a minority owner of the Elm Road and Columbia power plants.
•
Growth in the Company's use of renewable energy: The Company plans approximately a billion dollars in investment in clean energy and battery storage from 2015—when MGE announced its Energy 2030 framework for a more sustainable future—through 2028. Cost-effective renewable energy will play a significant role in helping MGE achieve its carbon reduction goals, and MGE expects additional renewable energy investment beyond what has been announced as of the date of this publication.
•
Use of natural gas as a bridge fuel to enable the Company's decarbonization transition: The limited use of natural gas as a bridge fuel helps to maintain reliability, dispatchability and affordability with the retirement of coal-fired assets. As a dispatchable resource, highly efficient natural gas plants are an effective backup to renewable generation because they can be dispatched quickly and at times when it's more challenging for wind or solar generation, making it a dependable and cost-effective option for ensuring the Company has sufficient capacity to meet customers' needs and maintain service reliability.
•
The expected decarbonization of energy market emissions: The expected retirement of coal and the growth of renewables will help to decrease emissions from MGE's market purchases.

The proposal to retire Columbia more than 10 years ahead of schedule and to transition Elm Road to natural gas is subject to state regulatory and other approvals.

Path Toward Net-Zero Carbon Electricity

In May 2019, MGE was one of the first utilities in the nation to announce a goal of net-zero carbon electricity by 2050. The Company has said that if it can go further faster by working with its customers, it will. Achievement of the Company's net-zero goal will depend on, among other things, the timing, scope and relative costs of technological developments, customer participation in programs and partnerships, and regulatory support.

Prior to announcing its net-zero carbon by 2050 goal in 2019, MGE already had been on a path to reduce carbon emissions at least 80% by 2050, which aligns with the goals of the U.S. Mid-Century Strategy (MCS) for Deep Decarbonization. The MCS is the U.S. strategy for meeting the goals of the Paris Agreement on climate change to limit global temperature increases to 2 degrees Celsius.

MGE's net-zero carbon by 2050 goal is consistent with the 1.5-degree scenario contemplated in the Intergovernmental Panel on Climate Change (IPCC) October 2018 special report and exceeds the U.S. emissions targets and the 2-degree scenario under the U.S. MCS. In October 2018, the IPCC released a report that analyzed a 1.5-degree scenario as compared to a 2-degree scenario in the U.S. MCS. Both the IPCC report and the MCS rely on decarbonizing electric generation, using energy efficiently and electrifying other energy uses, including transportation. These are the strategies MGE is pursuing and will continue to pursue to achieve deep decarbonization. Using these strategies, MGE expects to reduce carbon emissions as quickly as the state of evolving technology allows, consistent with meeting our obligation to serve our customers. The Company has numerous initiatives to advance its goal of net-zero carbon electricity. These initiatives include:

•
Decarbonizing its electric generation and growing its use of renewable generation resources,
•
Advancing the electrification of transportation, and
•
Increasing engagement around energy efficiency and providing customers innovative products and services (e.g., a community-based Shared Solar program, a Renewable Flat Bill program, a smart thermostat demand response program to reduce energy use, a renewable energy program for large customers and managed charging for EVs).

The Company looks forward to additional cost-effective, clean energy investments beyond what is currently planned.

Analysis of Net-Zero Carbon Goal

In fall 2020, the University of Wisconsin-Madison's Nelson Institute for Environmental Studies released its independent analysis of MGE's goal of net-zero carbon electricity by 2050. The analysis, by Dr. Tracey Holloway at the Nelson Institute, compared the utility's goal to the modeled pathways for the electricity sector in industrialized nations to limit global warming to 1.5 degrees Celsius. Relative to publicly available model results for carbon reductions through 2050, the UW's analysis determined MGE's goal is in line with or more aggressive than these model benchmarks for climate solutions. In January 2021, Dr. Holloway presented the findings to our Board of Directors for discussion.

Energy 2030 Framework

MGE's Energy 2030 framework, introduced in November 2015, lays out foundational objectives and strategic direction for building customer and shareholder value in the Company's ongoing transition toward greater sustainability underway since 2005. Those objectives continue to guide the Company's long-term business strategy and help to ensure all customers benefit from the Company's clean energy transition. An industry leader, MGE also established the following clean energy goals under Energy 2030:

•
Supply at least 30% of its delivered electricity from renewable sources by 2030 with an interim goal of 25% by 2025. The Company expects to achieve its goal to supply 25% of retail electricity sales with renewable resources by 2025 this year (2024).
•
Reduce carbon dioxide emissions at least 40% from 2005 levels by 2030. (Since introducing Energy 2030 in November 2015, the Company has committed to carbon reductions of at least 80% by 2030 and to net-zero carbon electricity by 2050.)

The Company is continuing its path to achieve a more sustainable energy supply mix using cost-effective technologies to provide customer and shareholder value. To learn more about some of MGE's projects and programs to achieve deep decarbonization, visit mgeenergy.com/environment.

As part of its ongoing assessment of corporate performance, our Board of Directors regularly reviews how well the Company is advancing its overall goals around carbon emissions reductions as well as progress on its specific strategies for deep decarbonization. Additional information related to the Company's carbon emissions reductions is available at mgeenergy.com/environment.

Natural Gas Emissions

The Company has completed an in-depth analysis and inventory of all its greenhouse gas emissions. Included in its study are emissions associated with the Company's electric generation and distribution, purchase and distribution of natural gas, and other sources.

Throughout MGE's natural gas distribution system, MGE already has replaced and upgraded all piping made of material considered to be leak-prone. Additionally, MGE's leak inspection schedule already exceeds federal requirements.

To further address emissions associated with MGE's purchase and distribution of natural gas, the Company is building on its Energy 2030 framework. MGE has committed to strategies for working with its suppliers, pipeline operators, customers, regulators and other industry stakeholders and to the exploration of new and emerging technologies, such as renewable natural gas, to serve its customers more sustainably.

In late 2023, MGE obtained State regulatory approval to develop a Renewable Natural Gas rate for customers interested in offsetting their use of natural gas through Renewable Thermal Certificates purchased by MGE and tracked and retired by a third party. MGE will be the first utility in the state to provide this option to customers looking to reduce their environmental impact.

Business Operations

In addition to its Energy 2030 framework, goal of at least 80% carbon reduction by 2030 and net-zero carbon electricity goal, the Company is committed to reducing its environmental impacts across all areas of the organization. For example, in 2023, the Company:

•
Earned the Green Master designation for the tenth consecutive year from the Wisconsin Sustainable Business Council (WSBC). The WSBC ranks organizations against what are considered best practices in sustainability and ESG (Environmental, Social, Governance) pillars. The 15 categories are organized under four specific areas: environment, society, workforce, and governance and leadership. A company must score higher than 75% on average in at least 10 of the categories to achieve Green Master status. MGE was the first utility to be awarded the distinction in 2014.
•
Continued efforts under the scope of its renewed five-year contract with the Wisconsin Department of Natural Resources (DNR) for its Green Tier certification, which recognizes environmental leadership and commits MGE to a superior level of transparency and accountability. MGE's primary goal in the expanded contract is to cover all MGE operations under the Company's Environmental Management System (EMS). An EMS is a continuous improvement process that evaluates, prioritizes and manages environmental risks. MGE's expanded EMS has undergone three external compliance audits and three EMS audits, resulting in recommendations to the DNR that MGE continue in the Green Tier program. As a participant in the highest level of the DNR's Green Tier program, MGE's EMS is required to be aligned with ISO 14001, an internationally recognized EMS, to manage the Company's operational environmental impacts, opportunities and risks. MGE was the first electric utility to take part in the pilot program and remains the only electric utility, and one of only eight Wisconsin companies, to be certified at the highest level of Green Tier.

•
Utilized the EEI-AGA ESG/Sustainability reporting templates, which are voluntary and industry-specific. The quantitative reporting template discloses data and information related to MGE's portfolio (generation and capacity), emissions, capital expenditures, and human and natural resources. The qualitative reporting template includes information related to the Company's management and oversight of strategies for transitioning toward deep decarbonization and greater sustainability.
•
Submitted the Company's climate change questionnaire to the CDP (Carbon Disclosure Project), a global platform for disclosure of environmental impacts.
•
Published the Company's TCFD report, which provides key disclosures that align to Task Force on Climate-related Financial Disclosure recommendations.
•
Published the Company's annual EEO-1 Data Report.

MGE Energy and MGE are committed to providing transparency and accountability in Company disclosures. To learn more about the Company's initiatives, please see our annual Corporate Responsibility and Sustainability Report and ESG Data Center at mgeenergy.com/environment.

Committees

Corporate Governance Committee

The Corporate Governance Committee takes a leadership role in shaping corporate governance of the Company and in officer and director succession planning. The committee reviews and makes recommendations to the board on an ongoing basis regarding corporate governance policies and practices for the Company. The committee also reviews and makes recommendations on board and committee organization, membership, function and effectiveness.

Our board has adopted a Corporate Governance Committee Charter and Corporate Governance Guidelines, which are posted on our website at mgeenergy.com/governance, under the "Governance" caption. More information regarding our corporate governance practices can be found on our website.

The board has determined that no member of the Corporate Governance Committee has a material relationship with the Company and that every member of the committee is independent under the listing requirements of Nasdaq Stock Market, Inc., and the Company's Directors Independence Standards that are contained in its Corporate Governance Guidelines.

The Corporate Governance Committee also reviews candidates for our board and makes nominations of appropriate candidates for election to the board. As stated in our Corporate Governance Guidelines, the candidate review criteria include characteristics such as integrity, business experience, knowledge and independence of judgment, as well as diversity in business backgrounds in order to bring different experiences and perspectives to the board. Diversity in personal background, race, gender, age and nationality, for the board as a whole, may be taken into account in considering candidates. While screening candidates, the committee will examine potential conflicts of interest, including interlocking directorships and substantial business, civic and social relationships with other members of the board that could impair a prospective board member's ability to act independently.

Given the complexity of the industry in which we operate, the board also values experience. Under the Company's retirement guidelines for directors, employee directors may not continue to serve as a director unless requested to do so by the board; and other directors are expected to retire not later than the date and time of the Annual Meeting of Shareholders following the date on which he or she attains the age of 75, unless requested to remain by the board. Both Directors Bugher and Stolper have attained the age of 75 and will be retiring from the Board of Directors at the 2024 Annual Meeting of Shareholders.

The Corporate Governance Committee also considers qualified director candidates suggested by our shareholders. Shareholders can suggest candidates by writing to MGE Energy, Inc., Attention: Corporate Secretary, Post Office Box 1231, Madison, Wisconsin 53701‑1231. Submissions should describe the candidate's background, experience and ownership of our shares and otherwise address the factors considered by the committee as described in our Corporate Governance Guidelines posted on our website at mgeenergy.com/governance, under the "Governance" caption. The Corporate Governance Committee will apply the same standards in considering candidates recommended by shareholders as it applies to other candidates. In 2024, the director nominees are currently members of our board.

Audit Committee

Our Audit Committee oversees our relationship with our internal auditors and independent registered public accounting firm and discusses with them the scope and results of their audits, accounting practices and the adequacy of our internal controls. The Audit Committee also oversees compliance with enterprise risk management and cyber security policies and procedures. The Audit Committee also reviews all "related party transactions" for potential conflict-of-interest situations. A related party transaction is a transaction between us and one or more of our directors, executive officers or their immediate family members that is required to be disclosed pursuant to applicable Securities and Exchange Commission (SEC) rules. See "Related Person Transactions" below. The committee has a written charter that is posted on our website at mgeenergy.com/governance, under the "Governance" caption.

The Audit Committee has established a policy to preapprove all audit and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Preapproval is generally provided for up to one year. Any preapproval is detailed as to the particular service or category of services and is subject to a specific budget. Once preapproved, the services and preapproved amounts are monitored against actual charges incurred and modified if appropriate.

Our board has determined that no Audit Committee member has a material relationship with the Company and every member of the committee is otherwise independent under the listing requirements of the Nasdaq Stock Market, Inc., and the Company's Director Independence Standards set forth in our Corporate Governance Guidelines. In addition, all Audit Committee members must meet the heightened standards for independence for Audit Committee members imposed by the SEC. Under those heightened standards, a director may not serve on the Audit Committee if the director (i) has received any consulting, advisory or other compensatory fees from us (other than in his or her capacity as a director) or (ii) is affiliated with us or any of our subsidiaries. All Audit Committee members meet the heightened standards. The board has determined that all members of the Audit Committee are considered "audit committee financial experts."

Human Resources and Compensation Committee

Functions of the Human Resources and Compensation Committee include evaluating performance; reviewing the salaries, fees and other benefits of officers and directors; and recommending compensation adjustments to the board; overseeing the design and development of new, and revisions to, compensation and benefit plans; evaluating the Company's human resource strategies around diversity, equity and inclusion, workplace environment and culture, employee engagement, talent development, retention and recruitment; assisting the board and Corporate Governance Committee with policies related to Stock Ownership Guidelines; recovering, or the "clawback" of, excess incentive compensation based on erroneous data; and succession planning.

The board has determined that each of the members of the committee has no material relationship with the Company and is otherwise independent under the listing requirements of the Nasdaq Stock Market, Inc., and the Company's Director Independence Standards set forth in our Corporate Governance Guidelines.

All committee members must meet additional independence standards. Under those standards, a director may not serve on the committee if the director has received any consulting, advisory or other compensatory fees from the Company (other than in his or her capacity as a director). All committee members meet these additional standards.

Committee members take into consideration performance on both short- and long-term corporate strategy, among other factors, when evaluating executive compensation. The committee also considers performance goals that are critical to Company performance. These goals include earnings, system reliability and customer satisfaction. In addition, the board also considers numerous qualitative performance measures that are critical to our business success, including financial strength, environmental performance, cost containment, business operations, safety and efficiency, and progress on corporate initiatives and projects.

The board has adopted a Committee Charter, which is posted on our website at mgeenergy.com/governance, under the "Governance" caption. See "Executive Compensation - Compensation Discussion and Analysis - Role of the Human Resources and Compensation Committee" for further information regarding the role of the committee in our executive compensation programs.

Executive Committee

The Executive Committee acts in lieu of the full board and between meetings of the board. The Executive Committee has the powers of the board in the management of our business and affairs, except action with respect to dividends to shareholders, election of principal officers or the filling of vacancies on the board or committees created by the board. Since our board meets 10 times a year, there has not been a need for the Executive Committee to meet or take action.

Director Independence

Our board makes an annual assessment of the independence of our directors under the independence guidelines adopted by Nasdaq Stock Market, Inc. Those guidelines are generally aimed at determining whether a director has a relationship which, in the opinion of our board, would interfere with the exercise of independent judgment in carrying out their responsibilities as a director. The guidelines identify certain relationships that are considered to affect independence, such as a current or past employment relationship with us, the receipt by the director or one of his or her family members of compensation in excess of $120,000 from us for other than board or board committee service and commercial relationships exceeding specified dollar thresholds. These guidelines also are reflected in our Corporate Governance Guidelines, which are posted on our website at mgeenergy.com/governance and can be found under the caption "Governance."

Our board has determined that Directors Ackerman, Anderson, Berbee, Bugher, Dewey, Kelly, Possin, Rieger, Stolper and Wray are independent under the Nasdaq Stock Market, Inc., definition of independence and the Company's Corporate Governance Principles, which parallel the Nasdaq Stock Market, Inc., definition. In reaching that determination, the board considered certain relationships or arrangements that are described below. In each case, the amounts involved in the transactions between us and our subsidiaries, on the one hand, and the companies with which a director or an immediate family member is associated, on the other hand, fell below the amounts identified in our Corporate Governance Principles and the Nasdaq Stock Market, Inc., requirements as being thresholds for concerns about their effect on director independence. Because we provide utility services through our subsidiary, MGE, and many of our directors live in the area served by MGE, many of our directors either directly receive, or are affiliated with entities that receive, utility services from MGE. Similarly, because we and our subsidiaries are active in the community and make substantial charitable contributions in the areas we serve and many of our directors live in communities served by MGE and are active in those communities, many of our directors are affiliated with charities that receive contributions from us and our subsidiaries. In addition to those relationships and arrangements, our board also considered the information in the following two paragraphs:

Director Dewey is Chief Executive Officer of QTI Management Services, Inc., d/b/a The QTI Group ("QTI"), a human resources and staffing company. We have purchased from QTI staffing services to fill temporary administrative and clerical positions and provide nonexecutive consulting services. Payments made by MGE to QTI represented less than 1% of QTI's gross annual revenues in 2023, 2022 and 2021, of which consulting services represented $750, $0 and $37,861, respectively. The aggregate payments were considered immaterial under the Nasdaq Stock Market, Inc.'s, independence guidelines. We also do not expect to procure consulting services from QTI in 2024. Our board did not, and does not, consider the staffing services to be advisory in nature and does not believe the transactions with QTI have affected Director Dewey's independence in addressing matters before the board.

In evaluating Director Stolper's independence, our board considered the past and present employment relationships that his sister-in-law has with Stafford Rosenbaum LLP, a law firm that has provided a variety of legal services to the Company and its subsidiaries for more than 50 years. Director Stolper's sister-in-law was a partner in that law firm until her retirement in 2016. Since her retirement, Director Stolper's sister-in-law has continued to provide services to the law firm, although she received less than $5,000 for those services in 2023. Director Stolper's election as a director was based upon his accounting and business background and not the indirect relationship with the law firm. Director Stolper has not shared, and does not share, directly or indirectly in any fees received by Stafford Rosenbaum LLP from the Company. Our board did not, and does not, believe that such family relationship has affected Director Stolper's independence in addressing matters before the board.

Related Person Transactions

We have a written policy and procedure for the review, approval or ratification of any transaction with the Company or its subsidiaries involving an amount in excess of $120,000 in which any director, executive officer, nominee for director or any of their immediate family members had a material interest, as contemplated by applicable SEC regulation. Under this policy and procedure, our Audit Committee reviews the information assembled by the Director Internal Audit regarding all transactions identified pursuant to the written policy and procedure. Based upon that review, the committee approves, ratifies or rejects the identified transaction. Information gathered by our Director Internal Audit includes:

•
The related person's relationship to the Company and interest in the transaction.
•
The material facts of the transaction, including size, time frame and consideration.
•
The manner in which the transaction was procured, including the process used, the persons involved and the factors considered in entering into the particular transaction.
•
The availability of other sources of comparable goods and services.

The purpose of the information is to enable our Audit Committee to perform its review and to consider whether the transaction is on terms that are at least as favorable to the Company as achievable from an unaffiliated third party or, in the case of unique or sole source procurements, whether the transaction is fair to the Company.

Anti-Pledging and Hedging Policies

On January 19, 2018, our board approved a "no pledging" policy that prohibits directors and executive officers from pledging their shares of the Company's common stock to secure indebtedness, including a prohibition against maintaining those shares in a brokerage margin account.

In 2012, our board approved a "no hedging" policy that prohibits directors and executive officers from engaging in any kind of hedging transaction that seeks to reduce or limit that person's economic risk associated with his or her ownership of shares of the Company's common stock.

Code of Ethics

Our Code of Ethics applies to our directors and all our employees, including our executive officers. A copy of our Code of Ethics is posted on our website at mgeenergy.com/governance, under the "Governance" caption.

Nonemployee Director Compensation

In 2023, nonemployee directors received compensation as shown below. Directors who are our employees receive no additional fee for service as a director or a committee member.

2023 Director Compensation
Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
(a)	($)(1)(2) (b)	($)(3) (c)	($) (d)	($) (e)	($) (f)	($) (g)	($) (h)
Marcia M. Anderson	90,000	80,000	-	-	-	-	170,000
James G. Berbee	80,000	80,000	-	-	-	-	160,000
Mark D. Bugher	89,500	80,000	-	-	-	-	169,500
Londa J. Dewey	81,500	80,000	-	-	-	-	161,500
James L. Possin	91,000	80,000	-	-	-	-	171,000
Thomas R. Stolper	81,500	80,000	-	-	-	-	161,500
Gary J. Wolter	77,000	80,000	-	-	-	-	157,000
Noble L. Wray	75,500	80,000	-	-	-	-	155,500
(1)
Consists of the amounts described below under "Cash Compensation."
(2)
Includes amounts paid for attending director educational activities.
(3)
Restricted (time based) units were awarded to each of our directors in March 2023 under our 2021 Long-Term Incentive Plan (2021 LTI Plan). Awards granted under the 2021 LTI Plan vest at the end of a three-year period and allow for continued vesting in the event of death, disability or retirement or immediate vesting due to a change of control. The amount shown represents the March 2023 grant date fair value of that award. The award will be settled in stock or a combination of cash and stock, which, in the case of the awards granted in March 2023, will be issued or paid during the first quarter of 2026. The accounting treatment for awards determines the presentation under applicable SEC disclosure rules. At December 31, 2023, there were three awards outstanding for each director representing 2,596 units, except for Director Wray who joined our board in September 2021 and has two awards outstanding representing 1,836 units.

Cash Compensation

•
Attendance Fees: Each nonemployee director received a fee of $1,500 for attendance at board meetings and a fee of $1,500 for attendance at meetings of committees of which that director is a member or to which that director was invited and attended. Directors received $1,500 for each director educational activity they attended.
•
Annual Retainer Fee: Each nonemployee director received an annual retainer fee of $50,000.
•
Chairmanships: The committee chairperson of the Audit Committee was paid an additional $12,500, the Lead Independent Director (who is also the committee chairperson of the Corporate Governance Committee) was paid an additional $12,500 and the committee chairperson of the Human Resources and Compensation Committee was paid an additional $10,000.

Meeting Attendance

The board met 10 times in 2023. Each member of the board attended more than 75% of the total number of meetings of the board and the committees on which he or she served.

Policy Regarding Annual Meeting Attendance

Our policy is to encourage our directors to attend the Annual Meeting of Shareholders. All our directors attended last year's Annual Meeting of Shareholders virtually.

Beneficial Ownership

Beneficial Ownership of Common Stock

The first three columns of the following tables list the beneficial ownership of our common stock as of March 1, 2024 (except as otherwise noted), of each director and nominee, the individuals named in the Summary Compensation Table and the directors and executive officers as a group. Except as noted in those columns, the individuals in the table below have sole voting power and sole investment power with respect to the shares shown as beneficially owned. As explained in Footnotes 1 and 4 to the table, the second three columns show items that are counted in meeting our common stock ownership guideline.

Name	Number of Shares Beneficially Owned		Percent of Class	Restricted Stock Units (1)	2023 DC SERP (4)	Total Shares Considered Owned Under Our Common Stock Ownership Guideline
Patricia K. Ackerman	-		*	1,061	-	1,061
Marcia M. Anderson	1,133		*	3,103	-	4,236
James G. Berbee	9,267		*	3,103	-	12,370
Mark D. Bugher	1,950		*	3,103	-	5,053
Jared J. Bushek	1,054	(2)	*	3,874	3,062	7,990
Londa J. Dewey	5,070		*	3,103	-	8,173
Lynn K. Hobbie	9,384	(2)(3)	*	3,858	-	13,242
Tamara J. Johnson	1,092	(2)	*	2,587	-	3,679
Jeffrey M. Keebler	4,462	(2)	*	11,717	2,779	18,958
Daniel J. Kelly	-		*	1,061	-	1,061
James L. Possin	4,182		*	3,103	-	7,285
Cari Anne Renlund	988	(2)	*	3,770	-	4,758
Angela S. Rieger	-		*	1,061	-	1,061
Thomas R. Stolper	5,670		*	3,103	-	8,773
Gary J. Wolter	20,560	(2)(3)	*	3,103	-	23,663
Noble L. Wray	26		*	3,103	-	3,129
All directors and executive officers as a group (18 persons)	67,264		*	58,684	5,841	131,789

* Less than 1%.

(1) The time-based restricted stock units do not represent issued common stock or a right of the holder to receive common stock within 60 days and are not considered beneficially owned in accordance with Rule 13d-3 under the Exchange Act. The amounts are shown here because the Company includes those units when determining whether a director or named executive officer has met his or her applicable share ownership guideline.

(2) J. Bushek, L. Hobbie, T. Johnson, J. Keebler, C. A. Renlund and G. Wolter are directors of Madison Gas and Electric Foundation, Inc., and, as such, have shared voting and investment power in an additional 18,000 shares of our common stock held by the Foundation. Those shares are not shown in the numbers in the table. The Foundation receives contributions primarily from MGE Energy, which are used for charitable purposes.

(3) Includes common stock held by executive officers and retired executive officers in the MGE 401(k) defined contribution plan with respect to which those persons have sole voting and investment power: L. Hobbie, 131 shares; G. Wolter, 319 shares.

(4) Includes notional shares in the "MGEE Stock Deemed Investment Fund" under MGE's 2023 Deferred Compensation Supplemental Executive Retirement Plan (2023 DCSERP). Those notional shares do not represent issued common stock or a right of the holder to receive common stock within 60 days and are not considered beneficially owned in accordance with Rule 13d-3 under the Exchange Act. See "Executive Compensation - 2023 Deferred Compensation Supplemental Executive Retirement Plan" for more information regarding the 2023 DCSERP.

Company records and information filed with the SEC indicate that the following shareholders beneficially owned more than 5% of the Company's common stock as of December 31, 2023.

Name	Number of Shares Beneficially Owned	Percent of Class
The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355 (filed on February 13, 2024)	4,180,606	11.56%
BlackRock, Inc. 50 Hudson Yards New York, NY 10001 (filed on January 25, 2024)	2,994,321	8.28%
T. Rowe Price Investment Management, Inc. 101 East Pratt Street Baltimore, MD 21201 (filed on February 14, 2024)	2,044,254	5.65%

Our board believes directors and executive officers should be shareholders and have a financial stake in the Company. On February 17, 2023, our board amended the ownership guidelines for its directors and officers intended to increase their alignment with shareholders concerning the long-term performance of our common stock. The guidelines measure that alignment through a combination of minimum stock ownership and long-term compensation awards that are directly tied to the performance of our stock. The guidelines expand upon the prior "Share Ownership Requirements" in MGE Energy's Corporate Governance Guidelines.

The guidelines vary by position. For the Chief Executive Officer, they are equal to a multiple of three times annual base salary. For Executive Presidents, Senior Vice Presidents or the Chief Financial Officer, they are equal to a multiple of 1.5 times annual base salary; and for all other Vice Presidents, they are equal to a multiple of one times base salary. For directors, they are equal to three times the annual cash retainer (excluding retainers for lead director service and board committee chair service). The guidelines provide for a transition period of five years for officers and three years for directors from adoption, or from election, in the case of new directors or executive officers, to meet the guidelines.

An officer or director can meet the ownership guidelines through the following combination of "Qualifying Shares": (i) shares of common stock owned outright, (ii) vested and unvested restricted stock and restricted stock units awarded under the 2021 LTI Plan, and (iii) notional shares in the "MGEE Stock Deemed Investment Fund" under MGE's 2023 Deferred Compensation Supplemental Executive Retirement Plan (2023 DC SERP) and/or other Deferred Compensation Agreements. Once notional shares are allocated to the "MGEE Stock Deemed Investment Fund," such allocation may not be reallocated again to any other Deemed Investment Fund before a participant incurs a "Separation from Service." You can reference our Stock Ownership Guidelines, which are part of the Company's Corporate Governance Guidelines, Exhibit B, on our website at mgeenergy.com/governance, under the "Governance" caption.

Proposal 2

Ratification of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm

Our Audit Committee and our board have recommended that PricewaterhouseCoopers LLP (PwC) be retained as our independent registered public accounting firm in 2024. We are seeking ratification of that retention by our shareholders.

Representatives of PwC will be present at the Annual Meeting and will have the opportunity to make a statement if they choose to do so. They are also expected to be available to respond to appropriate questions.

Our Audit Committee approves each engagement of the independent registered public accounting firm to render any audit or non-audit services before the firm is engaged to render those services. The Chairman of the Audit Committee or other designated Audit Committee member may represent the entire Audit Committee for purposes of this approval. Any services approved by the Chairman or other designated Audit Committee member are reported to the full Audit Committee at the next scheduled Audit Committee meeting after such approval has been given. No exceptions to this approval process are allowed under the Audit Committee Charter; and thus, none of the services described in the following table were approved pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X, which otherwise would allow de minimus amounts of services to be provided without specific approval.

The following table presents fees for professional services rendered by PwC for the years ended December 31, 2023 and 2022. (Fees include amounts related to the year indicated, which may differ from amounts billed.)

Independent Registered Public Accounting Firm Fees Disclosure	2023	2022
Audit Fees (1)	$1,299,000	$1,135,000
Audit-Related Fees (2)	$80,000	$80,000
Tax Fees (3)	$124,000	$45,700
All Other Fees	-	$4,500
(1)
Professional services rendered for the audits of the financial statements, review of the interim financial statements, opinion on the effectiveness of our internal control over financial reporting for MGE Energy and services that generally only the independent auditor can reasonably provide, such as comfort letters, statutory audits, consents, and assistance with and review of documents filed with the SEC.
(2)
Audit-Related Fees for 2023 and 2022 include professional services rendered in connection with utility commission-mandated obligations.
(3)
Tax Fees for 2023 and 2022 include review of federal and state income tax returns. Tax fees for 2023 also include services for Revenue Procedure 2013-15 - Method for repair, maintenance costs of natural gas transmission and distribution property services.

THE AUDIT COMMITTEE AND THE BOARD RECOMMEND A VOTE "FOR" THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2024.

Audit Committee Report

Our Audit Committee consists of six directors who are independent as required by the Nasdaq Stock Market, Inc., listing standards and applicable SEC rules. Pursuant to the Audit Committee's Charter, the Audit Committee assists our board in fulfilling its oversight responsibilities relating to the integrity of financial reporting and accounting practices, the system of internal controls; the independence of the external auditor, the performance of the internal and external audit processes, and the Company's process for monitoring compliance with laws and regulations. Management is responsible for the preparation of the Company's financial statements and for establishing and maintaining adequate internal financial controls.

Our independent registered public accounting firm for 2023, PwC, has been retained to audit those statements in accordance with professional auditing standards and is responsible for expressing opinions on the conformity of the Company's audited financial statements with generally accepted accounting principles and on the Company's internal control over financial reporting. The Audit Committee's responsibility is to monitor and oversee these processes. Their duties and responsibilities are set forth in more detail in the Audit Committee Charter adopted by the board. The Audit Committee Charter is available on our website at mgeenergy.com/governance, under the "Governance" caption.

As in prior years, the Audit Committee and management have engaged in a review in connection with the Audit Committee's consideration of whether to recommend that shareholders ratify the selection of PwC as the Company's independent auditor for 2024. In that review, the Audit Committee considered both the continued independence of PwC and whether retaining PwC is in the best interests of the Company and its shareholders. In addition to independence, other factors considered by the Audit Committee included:

•
PwC's capability and expertise with utility businesses.
•
PwC's understanding of our business, accounting policies and practices, and internal control over financial reporting.
•
Avoidance of the costs and disruptions, including management time and distractions, associated with bringing onboard a new independent auditor.

Our Audit Committee has issued the following report:

In the course of fulfilling our responsibilities, we have:

•
Discussed with the Company's internal auditors and independent registered public accounting firm, PwC, the overall scope, plans and results of their respective audits, with and without the presence of management;
•
Discussed the selection of the lead engagement partner in conjunction with the mandated rotation policy;
•
Reviewed and discussed with management the audited financial statements for the year ended December 31, 2023;
•
Discussed with the representatives of PwC all matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. This review included a discussion with management and the independent auditor and consideration of the Company's accounting policies, practices and estimates; the auditor's evaluation of the quality of the Company's financial reporting; and significant risks the auditor identified;
•
Received the written disclosures and the letter from PwC as required by applicable requirements of the Public Company Accounting Oversight Board regarding an independent accountant's communications with audit committees concerning independence;
•
Discussed with PwC their independence from the Company and management; and
•
Considered whether the provision by PwC of non-audit services is compatible with maintaining their independence.

Based on the foregoing, we have recommended to the board that the audited financial statements referred to above be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

Report dated as of February 16, 2024.

Marcia M. Anderson James G. Berbee Mark D. Bugher	James L. Possin (Chair) Thomas R. Stolper Noble L. Wray

Proposal 3

Advisory Vote on Executive Compensation

We seek your approval of the compensation paid to our named executive officers as described under the Compensation Discussion and Analysis section and the related compensation tables in this Proxy Statement. Because your vote is advisory, it will not be binding on our board or the Company. However, our board will receive and review the voting results and take them into consideration when making future decisions regarding executive compensation.

We believe our executive compensation policies and practices are effective in tying a significant portion of pay to performance, while at the same time providing competitive compensation that attracts and retains talented personnel and aligns the interests of our executive officers with those of our shareholders.

As described under the Compensation Discussion and Analysis section of this Proxy Statement, we believe our annual executive compensation is competitive with the market, and our Human Resources and Compensation Committee considers market data obtained from Willis Towers Watson, its independent compensation consultant, to help establish compensation levels. Our board believes it has been careful and prudent in its approach to executive compensation and has generally taken a conservative approach, taking into account the impact of such programs on our cost to customers and returns to our shareholders. Our program for 2023 was based on cash compensation and share-based awards, consisting of salary and short-term and long-term incentive compensation. Including both cash-based and share-based incentives is intended to encourage attention to, and reward participants for, the performance of our stock over a long-term period. Our Human Resources and Compensation Committee monitors executive compensation programs and adopts changes to reflect the dynamic marketplace in which we compete for talent as well as general economic, regulatory and legislative developments affecting executive compensation. We will continue to emphasize compensation arrangements that align the financial interests of our executives with the interests of long-term shareholders.

You have the opportunity to vote "For," "Against" or "Abstain" from voting on the following resolution relating to executive compensation:

RESOLVED, that the shareholders of MGE Energy, Inc., approve the compensation of the Company's named executive officers as disclosed pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the compensation tables and related material disclosed in the Proxy Statement for the 2024 Annual Meeting of Shareholders.

THE BOARD RECOMMENDS A VOTE "FOR" ON THE ADVISORY VOTE ON EXECUTIVE COMPENSATION.

Executive Compensation

Compensation Discussion and Analysis

Highlights - 2023 Performance

EPS growth	• 2023 EPS grew nearly 6% from 2022 • 5-year compound annual growth rate (CAGR) of 6%
Commitment to dividend	• 48 consecutive years of dividend increases • Paid dividends for more than 110 years • 2023 annual dividend growth rate of 5%
Best-in-class customer service	• Reflecting top marks in operational reliability and customer satisfaction
Progress toward net-zero carbon electricity by 2050	• Continued investment in clean energy • Plan to eliminate coal as an energy source by the end of 2032
Focus on employees	• Commitment to create a diverse, inclusive, safe and healthy work environment

Impact of Say-on-Pay Vote

Each year, MGE Energy provides shareholders with a non-binding advisory vote on its executive compensation programs. At our 2023 Annual Meeting of Shareholders, 95% of the votes cast were in support of our executive compensation programs and policies. Our Human Resources and Compensation Committee (Committee) evaluated the results of the say-on-pay vote, and in light of the strong shareholder support, decided to maintain the core design of our compensation programs. The Committee will continue to consider the outcomes of the future say-on-pay votes when making future compensation decisions.

Executive Summary

Our compensation program is designed to compensate our executives fairly based upon an assessment of compensation available in the marketplace where we compete for executive personnel and our desire to achieve a balance of short-term and long-term rewards for maintaining and improving Company performance and shareholder value. It is administered by our Committee, which is composed of independent directors. They are assisted by Willis Towers Watson, who was hired by the Committee as an independent compensation consultant.

Our approach to establishing executive compensation is to benchmark periodically the ranges of comparable executive compensation and then to set overall compensation within a competitive market range. Market-based salary ranges are examined for each position, and an executive's positioning within that range is determined by that individual's experience in their position as well as the Committee's evaluation of that individual's performance during the year. Our overall executive compensation for 2023 included:

•
Base salary;
•
Short-term incentive compensation, based upon both objective measures (as shown in 2023 Short-Term Incentives section) and a subjective assessment of annual performance, which in both cases are designed to encourage and reward the accomplishment of goals intended to benefit the Company and its shareholders; and
•
Long-term incentive compensation involving stock-based awards under our 2021 LTI Plan and cash-based awards under a legacy plan, all of which are designed to reward performance over a period of time and to tie a portion of executive compensation more directly to the creation of long-term shareholder value.

Due to their structure, awards under our legacy 2006 Performance Unit Plan are shown according to applicable guidelines as stock-based incentives in the various compensation tables that follow; however, no stock is issuable or issued under that cash-based Plan. Prior to shareholder approval of our 2021 LTI Plan in May 2020, we did not have a plan allowing the issuance of awards payable in stock.

Our compensation program is designed to link a significant portion of the compensation of our named executive officers to defined performance standards that promote a balance of the drive for near-term earnings and returns with growth in long-term shareholder value.

We believe our compensation program has assisted us in achieving performance for our customers, employees and shareholders. During 2023, we exceeded our performance goals related to electric reliability and customer satisfaction targets. In addition, our earnings per share in 2023 exceeded our target by 12% (see target shown in Metric-Specific Targets table). At the end of 2023, our five-year annualized total shareholder return was 6%.

2021 Long-Term Incentive Plan

In 2023, we issued awards under our 2021 LTI Plan. Under that Plan, eligible employees who are officers or otherwise determined to be key employees may receive awards of:

•
"Performance units," entitling the holder to receive a stock or cash payment equal to the value of a designated number of shares of our common stock, plus dividend equivalent payments thereon in cash, based upon the achievement of specified performance goals during a performance period set by the Committee.
•
"Restricted units," entitling the holder to receive a stock payment equal to the value of a designated number of shares of our common stock, plus dividend equivalent payments in cash thereon, at the end of a time period set by the Committee, with the stock payment being subject to the Company's tax withholding obligations.
•
"Restricted stock," which is an award of stock granted subject to restrictions on transfer and possible forfeiture if the conditions for the removal of the restrictions are not met. The restrictions may be based upon the passage of time or the occurrence of other events, as determined by the committee. No restricted stock was awarded in 2023.

Non-employee directors may receive awards of restricted units and restricted stock under the Plan but may not receive awards of performance units. Restricted units are subject to the director's election to receive up to 25% in cash to the extent authorized by the board or set forth in the related award agreement.

The 2021 LTI Plan does not allow the grant of stock options or stock appreciation rights.

Awards under the 2021 LTI Plan provide for 100% vesting at the end of the performance period, in the case of performance units, and at the end of the time period, in the case of restricted units and restricted stock, in each case as determined by the Committee.

The discussion that follows focuses on our compensation programs that were in effect during 2023, which would include our 2021 LTI Plan and our legacy 2006 Performance Unit Plan. References to "Performance Unit Plan" in that discussion refer to the 2006 Performance Unit Plan. The 2006 Performance Unit Plan and the 2021 LTI Plan are collectively, referred to as "Incentive Plans."

Compensation Objective and Strategy

The principal goal of our compensation program has been to pay our employees, including all our executive officers, at levels which are:

•
Reflective of how well we are achieving our corporate mission as well as realizing both short-term and long-term corporate strategy;
•
Consistent with our current financial condition, recent earnings, rates and total shareholder return;
•
Reflective of each individual's performance, experience, and overall actual and potential contribution to our Company;
•
Competitive in the marketplace for similarly situated employees; and
•
Provide the ability to attract and retain the talent we need.

Our Committee strives to administer our compensation programs in a fair and consistent manner over time. Through our compensation design (and with the help of the Committee's compensation consultant), the Committee seeks to:

•
Foster an organizational culture to encourage executives to make decisions that create shareholder value within the framework of our corporate objectives;
•
Use a clear, simple-to-understand reward design to allow the Company to attract and retain competent management talent necessary to continue to improve the Company's long-term performance;
•
Offer employees competitive pay with an additional opportunity to earn additional rewards when Company and individual performance exceeds expectations; and
•
Support our compensation program with appropriate performance management and communications efforts.

Our compensation program considers performance goals that are critical to our business success. These goals include specific objectives developed by our Committee with input from our management and Board of Directors. These goals include earnings, system reliability and customer satisfaction. The Committee and board also consider other corporate performance measures, such as debt ratings, cost containment, environmental performance and management of day-to-day operations as well as individual performance measures.

In addition to its review of external competitive factors, the Committee considers internal equity among colleagues in determining compensation levels. This means that while the Committee considers competitive pay data for specific positions, such data is not the sole factor considered in setting pay levels as the Committee believes promoting internal equity helps to provide long-term stability among its senior management.

Our Committee believes it is important to place a significant amount of an executive's total compensation at risk in the form of variable pay, including both short-term and long-term incentives, in order to better align the Company's pay packages with the interests of our shareholders and customers. Actual award levels are determined based on a variety of factors examined by the Committee, including Company performance, individual performance and market data. In addition, the board considers progress on long-term corporate strategy and performance in setting incentive targets under this program.

An additional element of our compensation strategy is to promote a long-term commitment to the Company. As a consequence, while we believe compensation should have a strong performance link, we also believe the Company benefits from creating a team of tenured, seasoned professionals with significant industry experience. To encourage the long-term commitment we seek, the long-term incentive portion of our compensation structure offers awards that vary in value directly with increases and decreases in our stock price and dividends paid to shareholders. The purpose of this long-term compensation mechanism, including vesting requirements and annual grant design, is to promote long-term retention and stability among the senior management team by creating significant potential forfeitures of value for employees who depart for other employment opportunities. The Committee believes this approach will appropriately reward our executives while protecting the Company's long-term investment in its executives.

Our Committee does not believe that our policies and practices with respect to executive and nonexecutive compensation are likely to encourage risk taking outside our established policies, practices and risk management programs.

Role of the Human Resources and Compensation Committee

Our Human Resources and Compensation Committee (Committee) was composed of four directors during 2023–Marcia M. Anderson (Chair), James G. Berbee, Mark D. Bugher and Thomas R. Stolper–all of whom have been determined by our board to be independent directors under the Nasdaq Stock Market, Inc., governance requirements. The Committee's function is described in its charter, which can be found on our website mgeenergy.com/governance.

The Committee, in consultation with its compensation consultant and the other independent directors on our board, determines the amounts and elements of compensation for our executive officers and provides overall guidance for our executive compensation policies and programs. Our independent directors are responsible for the final approval of those recommendations, as they relate to the compensation of our CEO; and our board, including our CEO, is responsible for the final approval of those recommendations as they relate to the compensation of our executive officers other than our CEO.

Under its charter, our Committee is empowered to retain, compensate and terminate compensation consultants and other advisors as considered necessary to the accomplishment of its work. Willis Towers Watson was hired as an independent compensation consultant in 2013 to assist the Committee with a review and benchmarking of the Company's compensation programs and levels. Willis Towers Watson has provided benchmarking updates, most recently in December 2023. The consultant was hired directly by the Committee, and the Committee retains full autonomy to direct the consultant's activities. The consultant has no prior relationship with our CEO or any of our Company's senior management. The consultant was determined by the Committee to be independent in connection with its original retention and was redetermined to be independent in 2023, after considering the independence factors prescribed by Nasdaq Stock Market, Inc., in connection with the selection of compensation consultants.

In the process of assisting the Committee, the compensation consultant may interact directly with our CEO, Company General Counsel, Chief Financial Officer, head of Human Resources and their staffs to provide the Committee with relevant compensation and performance data for our executives and the Company. In addition, the consultant may seek comments and feedback from specific members of our Company's management to the extent the consultant finds it necessary or desirable to do so.

To arrive at informed decisions, the Committee collects and/or considers input from various sources and may invite certain senior executives or non-Committee board members to attend Committee meetings to discuss executive compensation and individual performance. Subject to the Committee's direction, invitees provide additional insight, suggestions or recommendations regarding compensation decisions. Deliberations generally occur with input from the compensation consultant, management or other board members. Only independent board members may vote on compensation decisions for the CEO, which are always done without the CEO or any other members of management being present.

The Committee also considers the results of the shareholder advisory vote on executive compensation. That vote, which last occurred at our Annual Meeting in 2023, expressed strong approval for our executive compensation programs. As a result, the

Committee has not changed its basic compensation policies. Shareholders are being asked at this Annual Meeting to consider and vote on a shareholder advisory resolution on executive compensation.

Compensation/Benefits Structure

Our compensation and benefits structure involves the following:

•
Pay Levels: Determination of the appropriate pay opportunity;
•
Pay Mix: Determination of each element of compensation, its purpose and design, and its relationship to the overall pay program; and
•
Pay for Performance: Determination of the performance measures and goals used in the pay programs.

Pay Levels

Pay levels for all employees, including our named executive officers, are determined based on a number of factors, including each individual's roles and responsibilities, the individual's experience and expertise and expected contribution, pay levels for peer positions within the Company, pay levels for similar job functions in the marketplace and performance of our Company as a whole.

The Committee asked its compensation consultant to develop an approach and conduct studies to determine "competitive market" compensation. Working with the Committee, the compensation consultant identified a peer group for the study, looking at general industry survey data, industry-specific survey data and information available from published proxy statements. The objective was to identify companies representing the Company's broad labor market for talent while maintaining comparability, having sufficient size to avoid distortions from a single company, and ensuring sufficient and credible data are available. Willis Towers Watson provided updates regarding this peer group to the Committee, most recently in December 2023.

The industry-specific and general industry survey data are based on companies from the Willis Towers Watson's Energy Services Executive Compensation Survey and were not selected by the Committee. The survey samples used for the named executive officers are controlled to reflect only organizations of comparable size to the Company in terms of revenues. The industry peer group companies selected by Willis Towers Watson from the database, as updated in December 2023, are listed below. The changes in the composition of the peer group reflected mergers and acquisitions involving prior members of the group as well as adjustments for peer revenues and industry focus.

Companies Used for Compensation and Benchmark Purposes
ALLETE, Inc.	Northwest Natural Holding Company	Sunnova Energy International, Inc.
Avista Corporation	NorthWestern Energy Group, Inc.	Unitil Corporation
Chesapeake Utilities Corporation	Ormat Technologies Inc.
Genie Energy Ltd.	Otter Tail Corporation
IDACORP, Inc.	Suburban Propane Partners, L.P.

When reviewing competitive market data, the Committee examines the range of market data but does not set a specific targeted percentile as part of its compensation philosophy. An executive's positioning against the competitive labor market is intended to reflect that executive's experience, marketability and performance over a period of time. While we use benchmarking as described above in determining appropriate compensation ranges, the Committee avoids making "automatic" adjustments based on an employee's positioning relative to the market. The Committee believes this approach better utilizes competitive data to facilitate rather than drive the Company's pay decisions, which results in appropriate recognition of our top performers.

Depending on whether the Company and individual performance meets expectations, realized total compensation during any given year may be above or below the benchmark compensation levels. The amount and structure of compensation can also vary by executive due to negotiations and competitive pressures inherent in attracting and hiring experienced utility managerial talent in the utilities industry. To help attract and retain such talent, the Committee also seeks to provide an appropriate level of employee benefits comparable to those in the utility industry and to publicly traded companies.

Pay Mix

The Committee believes a balanced mix of compensation with a blend of short-term and long-term incentives encourages short-range and long-range strategic thinking, which is important given the nature of utility operations and the Company's capital investment necessary in the coming years.

Our compensation program consists of each of the following components:

•
Base Salaries

We pay base salaries to assure management with a level of fixed compensation at competitive levels to reflect their professional skills, responsibilities and performance in order to attract and retain key executives. We adjust base salaries taking into consideration changes in the market, changes in responsibilities and performance against job expectations. We also consider the nature of the position, responsibilities, skills, internal equity and experience of the officer and his or her past performance. The Committee and board also consider expectations with respect to the economic and regulatory climate at the time of review.

•
Short-Term Incentives

Our executive officers, including the named executive officers, are partially compensated through annual short-term incentives or bonuses. The incentives are based on objective metric-specific targets, a subjective assessment of overall corporate performance, and a subjective assessment of individual performance. The program is structured to allow payments in excess of the target bonus amount in the event of performance exceeding the target levels, subject to an overall individual limit of 150% of the target. This element of compensation provides executive officers with the opportunity for annual cash bonuses tied directly to the achievement of the Company and individual performance goals. The Committee and board encourage executive officers to achieve superior annual performance on key financial, strategic and operational goals. The board recognizes that not every opportunity or threat that may present itself over the course of the year can be anticipated when the goals for the year are established. The board expects management to be attentive to finding opportunities and aggressive in addressing unanticipated problems. Consequently, in order to address these situations, the board does not tie all bonus compensation to a predetermined formula.

The board also recognizes that making decisions takes judgment to balance the interests of various constituencies. Exclusively adopting formula incentives without some flexibility may discourage needed adjustments during the year and could have unanticipated consequences. The board recognizes that success in some areas is not quantifiable and requires the board to weigh the overall outcomes. The board encourages management to take a long-term focus and reserves the right to assess how well management exercises judgment in the operations of the business.

The components that make up the target bonus opportunity are shown below:

o
40% upon the achievement of objective targets.

As described in more detail under the Executive Compensation Determination - 2023 Short-Term Incentives section, the objective targets consist of earnings per share, customer satisfaction and service reliability. Our Committee and board believe these matters are important goals and represent our twin objectives of achieving value for our shareholders and customers.

o
30% upon a subjective assessment of the degree of achievement of specified corporate goals.

The specific corporate goals consist of accomplishments the board deems important. As examples, goals related to environmental, social and governance, operations and financial goals not considered in the objective measures are reviewed by the board in assessing management's performance as follows:

▪
Environmental, Social and Governance (including Human Capital and Performance)
o
Promotes and improves a diverse, equitable and inclusive workplace
o
Advances the Company's Energy 2030 and 2050 goals and framework
o
Advances MGE's movement towards the Utility of the Future
o
Maintains or improves culture of environmental stewardship
o
Prepares Environmental and Sustainability Report and reviews with board
o
Maintains and enhances position as your community energy company
o
Provides a culture that attracts and motivates a high-performing workplace
▪
Financial
o
Implements cost containment measures
o
Manages capital
o
Continues annual dividend increases and raises the rate of the dividend increase over time
o
Maintains top position for debt ratings relative to other combination investor-owned utilities from either S&P or Moody's
▪
Operational
o
Maintains or improves safety culture
o
Manages day-to-day operations
o
Addresses legislative and regulatory matters
o
Complies with regulatory requirements

o
Implements important projects and meets project milestones
o
Manages short-term and long-term corporate risks
o
Seeks out and pursues unanticipated opportunities
o
Handles unanticipated problems/threats/crises

As part of assessing the degree of achievement in this component, the CEO reviews information with the Board of Directors on how Company activities, initiatives and programs have advanced all the above goals over the year. His review includes information on how the Company has advanced overall corporate strategies.

o
30% upon a subjective assessment of the degree of achievement of specified individual goals.

The final component of short-term incentive compensation reflects individual performance. The individual performance goals are based on the goals of the division run by that officer and on personal improvement goals for that officer. Achievement of performance goals for executive officers other than the CEO is judged by the CEO in consultation with the Committee and board. Among other things, these goals may include division safety goals, projects within the division and appropriate metrics for the division. It is expected that individual performance goals will support the broader corporate goals and officers will be measured by their contributions to the broader team effort. The board does not expect the payout percentage against the target to vary significantly between named executive officers because of the team approach encouraged by the board.

•
Long-Term Incentives

Our Committee believes that combining the annual bonus awards and the longer-term incentive awards provides appropriate short- and long-term incentives to perform while creating additional and necessary retention for our key executives. Awards under our 2021 LTI Plan, which consist of performance awards tied to performance metrics and time-based restricted stock awards, seek to reward performance by selected executives over a three-year period. Similarly, awards under the Performance Unit Plan, which consist of cash-based awards, seek to reward performance by selected executives over a five-year period. In each case, the awards allow participants who retire from the Company during the term of an award to receive full vesting credit with respect to any awarded units so long as the participant does not compete with the Company following retirement. The awards will also continue to vest in the event of the executive's death, disability or change in control.

The grants under the 2021 LTI Plan and the legacy Performance Unit Plan were reviewed and recommended by the Committee and approved by our Company's independent directors. The grant date for the 2021 LTI Plan awards occurred on March 1, 2023, and no awards were granted under the legacy Performance Unit Plan. Payment under the awards generally occurs shortly after the end of the vesting and/or performance periods. Administration of the awards is managed by our internal Human Resources and Finance departments, and specific instructions related to timing of grants are given directly from the Committee.

•
Other Benefits

On December 16, 2022, the Board of Directors of the Company approved a new 2023 Deferred Compensation Supplemental Executive Retirement Plan (2023 DCSERP). The purpose of the 2023 DCSERP is to provide participants with options to defer compensation into market-based notional investments (including Company stock), provide restoration benefits lost as a result of defined contribution plan compensation limits and provide supplemental market-based retirement benefits to recruit and retain executives. Discretionary contributions are also permitted under the 2023 DCSERP. The 2023 DCSERP is unfunded. "Contributions" under the 2023 DCSERP are made by credits to a participant's account(s). 2023 DCSERP participants direct investments in their account(s) under the Plan to market-based investment options, including a Company Stock fund (unfunded credit). The board has ultimate authority over Plan administration.

The 2023 DCSERP permits (i) a select group of highly compensated employees of the Company (and its selected subsidiaries and/or affiliates) to defer the receipt of income that would otherwise become payable to those employees, (ii) the Company to provide supplemental retirement benefits to those employees or (iii) both those deferrals and supplemental retirement benefits. It is the intent that the 2023 DCSERP be maintained on an unfunded basis and that all the amounts deferred and benefits provided under that Plan comply with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended (the "Code").

The board approved contributions for all eligible participants under the 2023 DCSERP consisting of a restoration contribution equal to 9% of compensation above Code limits applicable to the defined contribution tax-qualified retirement plans and a supplemental contribution of 6% of compensation, with both contribution levels remaining in effect for future plan years until otherwise changed by the board.

As Company employees, our named executive officers are eligible to participate in all of the broad-based, Company-sponsored benefits programs on the same basis as other full-time salaried employees. These include the Company's health and welfare benefits (e.g., medical/dental plans, disability plans, life insurance, etc.). Certain executives participate in the Company's pension plan and all participate in 401(k) retirement plans.

The Company also offers certain executives, including the named executive officers except for C. A. Renlund and J. Bushek, supplemental retirement benefits under individual income continuation agreements. Retirement benefits under the agreements supplement benefits from the qualified pension plan (Retirement Plan). The benefit formulas are outlined below in the Pension Benefits Table.

Executives hired after December 31, 2006, are not eligible to participate in the Retirement Plan but do participate, like all employees hired after December 31, 2006, in a 401(k) retirement plan. C. A. Renlund and J. Bushek were hired after December 31, 2006, and participate in that 401(k) plan. As a further inducement to those executives, we have entered into the 2023 Deferred Compensation Supplemental Executive Retirement Plan (2023 DCSERP).

2023 Executive Compensation Determination

For 2023, these pay-mix components reflected the following decisions and determinations:

•
2023 Base Salaries

For 2023, the adjustment of named executive officer base salaries reflects a combination of annual adjustments and increased salaries due to promotions and the assumption of additional duties and responsibilities. When adjusting base salaries on an annual basis or in the event of organizational realignment, due to promotions or retirements, we take into consideration the external market, changes in responsibilities and performance against job expectations. We also consider skills and experience of the named executive officer, internal equity and his or her past performance. Additionally, expectations with respect to the economy and regulatory climate at the time of the review are considered.

•
2023 Short-Term Incentives

The size of the 2023 short-term incentive pool at the target level of named executive officer performance was $1,021,699 an increase of $111,702 from the amount of that pool for 2022. The number of named executive officers did not change from 2022 to 2023. The pool size, as a percentage of base salary, changed for the CEO as a result of an increase in the target percentage from 55% to 60%. The Committee determined that incentive opportunities are appropriate after reviewing market benchmark data.

For 2023, the target bonus amount for our CEO was set at 60% and the remaining named executive officers was set at 35% to 45% of annualized base pay at December 31, 2023. The actual award may be above or below the target, with the maximum equal to 150% of the target. In assessing the short-term incentive payout for the CEO versus the targeted levels, we took into consideration the strong overall performance level of the Company in 2023, which is discussed below. The actual payout for the CEO was 129% of the target amount and 86% of the maximum opportunity set for 2023. The actual aggregate payouts to the named executive officers for 2023 were $1,286,567, which was 126% of the incentive pool at the target level of performance and 84% of the incentive pool at the maximum level of performance.

The three components that make up the target bonus opportunity–objective targets, subjective assessment of the achievement of specified corporate goals and subjective assessment of the achievement of individual goals–are discussed below and on the following pages:

o
Metric-Specific Targets (40% at targeted level of performance)

Consistent with the approach used in recent years, the Committee developed objective targets for 2023 based on earnings per share, customer satisfaction ratings and service reliability. Those targets are shown below. Actual payouts for the named executive officers reflected an assessment that performance exceeded the target level of performance, resulting in a payout equal to 53.6% of the overall incentive pool versus a targeted level of 40%.

Metric-Specific Targets - 40% at Targeted Level of Performance
	Percent of Overall Incentive Pool at	Required Level of Performance (1)				Percent of Overall Incentive Pool at
Goals	Target Performance	Threshold	Target	Maximum	Actual	Actual Performance
Earnings Per Share	20%	$2.61	$2.90	$3.19	$3.25	30.0%
Customer Satisfaction Ratings:
Overall satisfaction rating in annual customer survey for residential customers (2)	5%	4.10	4.40	4.70	4.59	6.6%
Overall satisfaction rating in annual customer survey for commercial customers (2)	5%	4.10	4.40	4.70	4.59	6.6%
Service Reliability:
Electric reliability (average of SAIFI and SAIDI reported in national survey based on 2022 results) (3)	5%	Top-half	Top-quartile	Top-decile	Top-decile	7.5%
Gas system response time (average response time for Priority 1 calls) (4)	5%	18.5 minutes	16.5 minutes	14.5 minutes	18.14	2.9%
Total	40%	-	-	-	-	53.6%
(1)
Incentive paid at 50% of Target at the Threshold level, 100% at Target level and 150% of Target at the Maximum level.
(2)
Scale of 1 to 5, with 1 being very dissatisfied and 5 being very satisfied. The survey was conducted during 2023 by an independent market research firm.
(3)
SAIFI (System Average Interruption Frequency Index) is an industry-recognized measure defined by the Institute of Electrical and Electronic Engineers (IEEE) as the number of outages a typical customer experiences in a year. SAIDI (System Average Interruption Duration Index) is an industry-recognized measure defined by the IEEE as the length of time a typical customer experiences a loss of service annually. The survey results exclude major events such as major storm events.
(4)
Total gas response time minutes divided by total gas responses.
o
Other Corporate Goals (30% at targeted level of performance)

For 2023, the Committee and board determined that management's performance on the measures discussed under "Pay Mix - Short-Term Incentives" above will be compensated at 35% versus the target level of 30%. All named executive officers are compensated at the same percentage of target for the Other Corporate Goals category because of the interrelated nature of these items amongst the officers. We believe this encourages a team approach. In considering the decision, our Committee and board took into account the following management and Company achievements:

▪
Achieved a top position for debt credit ratings again in 2023.
▪
Raised its dividend rate for the 48th consecutive year.
▪
Advanced Energy 2030 framework and efforts to achieve carbon emissions reduction goals under Energy 2030 and Energy 2050.
➣
Continued the progress to retire the coal-fired Columbia Energy Center by mid-year 2026 and the planned transition of the Elm Road Generating Station from coal to natural gas.
➣
Reduced carbon emissions nearly 40% from 2005 levels, our baseline, by year-end 2022.
➣
Added nearly 60 MW of renewable generation capacity with the purchase of 10% of the Red Barn Wind Farm and the second phase of the Badger Hollow Solar Farm becoming operational.
➣
Announced partnership to introduce an innovative, first-of-its-kind in the United States long-duration energy storage system at the site of the Columbia Energy Center.
▪
Continued to benefit shareholders and customers with cost-containment efforts.
▪
Continued our work to invest in our people and our systems to deliver safety and reliability and to collaborate across our communities.
▪
Continued to expand and fine-tune our cybersecurity capabilities by continuing to focus on training for all employees.
▪
Ranked second in 2022 (latest available year) for the fewest number of electric outages per customer, according to results from an annual industry survey of more than 75 electric utilities. MGE has ranked in the top three utilities in the country for the fewest number of outages in each of the last 16 years.
▪
Enhanced communications with customers and developed community partnerships.
▪
Earned Green Master designation for the tenth consecutive year in 2023.
▪
Developed four new EV pilots for managed charging.
▪
Established new renewable natural gas tariff offering.
▪
Implemented Employee Resource Groups (Employee Volunteer Network and Women's Leadership) with strong initial engagement from employees.
o
Individual Performance Goals (30% at targeted level of performance)

When determining the CEO's individual performance percentage for 2023, we considered the Company's strong performance against the metrics-driven targets discussed above, such as strong earnings and continued top-decile performance in electric reliability, as well as the subjective assessment of management's overall performance against other measures identified by the board. As a result, our CEO will be compensated at 40% versus the target level of 30% for his individual performance. Similar considerations were taken into account for the remaining named executive officers, including the strong financial performance of the Company and the degree of accomplishment of individual goals within their respective functions. The remaining named executive officers will be compensated between 32% and 40% for their individual performance.

•
2023 Long-Term Incentives

In 2023, we issued awards under the 2021 LTI Plan that are intended to align long-term compensation incentives with shareholders' interests. Each award consists of equal amounts of restricted units and performance units:

o
Restricted units are time-based awards that vest 100% on December 31, 2025.
o
Performance units are performance-based awards whose payout depends on the achievement of specified performance and market measures over a three-year performance period ending December 31, 2025. The number of units ultimately earned will range between 0% and 200% of the performance units initially granted for which:
▪
Up to 150% is based on the achievement of average return on equity weighted based on outstanding equity during the performance period and cumulative earnings per share over that three-year period, which constitute the performance measures; and
▪
An additional 50% is based on the achievement of a total shareholder return (stock price changes and dividends over that three-year period) relative to the total shareholder return of the Edison Electric Institute (EEI) Index companies, which constitutes the market measure.

The two performance measures are equally weighted and were set to be moderately difficult to achieve. Each performance measure is measured using a threshold, target and maximum level of 50%, 100% and 150%, with performance below threshold resulting in no contribution of that measure to aggregate performance measures. Our board retained limited rights to adjust the measures for circumstances beyond the control of management; however, no such adjustments have been made since the issuance of the awards. Actual targets used in our performance unit cycles are not disclosed until each cycle is completed to safeguard the confidentiality of our long-term outlook on projected performance. This policy supports our long-standing disclosure practices not to provide performance guidance.

Market performance accounts for up to 50% of the award target. If the Company's relative total shareholder return compared to the EEI index companies is at or below 50%, between 50% to 75%, or at or above 75%, the numbers of units earned will be 0%, 25% and 50% of the initial units granted, respectively.

The total number of performance units ultimately settled shall equal the percentage achievement of the performance measures plus the percentage achievement of the market measure, multiplied by the initial number of performance units granted.

For 2023, our CEO was granted aggregate restricted and performance units equal to 70% of base salary, while the remaining named executive officers were granted aggregate restricted and performance units equal to 40% to 50% of base salary. Granted units were valued at the grant date price of a share of our stock.

•
2023 Payouts under the 2021 LTI Plan Awards Granted in 2021

The board granted performance unit awards to participants under the 2021 LTI Plan in 2021. Payouts on those performance units were measured over a three-year period ended December 31, 2023, based upon a target cumulative Earnings Per Share over the three-year period of $7.93 and a target Return on Equity of 9.22% for the three-year period. Similar to the performance units awarded in 2023, as described above, the number of units earned was subject to adjustment, from 0% to 50%, based upon total shareholder return over the three-year period relative to the total shareholder return of the Edison Electric Institute (EEI) Index companies. Our total shareholder return for that three-year period was at the 46th percentile of the peer group, resulting in no adjustment. The cumulative three-year impact of the Company's performance against the additional performance measures, Earnings Per Share and Return on Equity, was a 50% increase in the vesting percentage of the performance units for a total vesting level of 150%. The actual payouts were determined by multiplying the number of vested performance units by the closing price of our common stock on February 28, 2024.

Clawback Policy

The Company has a policy on Recoupment of Incentive Compensation, or clawback policy. Under that policy, if we are required to prepare an accounting restatement due to our material noncompliance with any financial reporting requirement under the securities laws, then the Committee shall cause the Company to recoup from each executive (as defined in the policy), regardless of fault or responsibility, any erroneously awarded incentive-based compensation. For this purpose, incentive-based compensation consists of compensation granted, earned, vested or contributed to any notional account based wholly or in part upon the attainment of any financial reporting measure determined and presented in accordance with the accounting principles used in preparing the Company's financial statements, and any measure that is derived wholly or in part from such measures, whether or not presented within the Company's financial statements or included in a filing with the SEC, including stock price and total shareholder return. Erroneously awarded incentive-based compensation essentially refers to the difference between the compensation that was actually awarded during the recovery period and the compensation that would have been awarded after giving effect to the restated financial results. The recovery period covers the three completed fiscal years immediately preceding the date on which we are required to prepare the restatement.

Post-Termination Compensation

The Company recognizes that, as with any public company, it is possible that a change in control of the Company may take place in the future. The Company also recognizes the threat or occurrence of a change in control can result in significant distractions of key management personnel because of the uncertainties inherent in such a situation. The Company also believes that it is essential and in the best interests of its shareholders to retain the services of its key management personnel in the event of a threat or occurrence of a change in control and to ensure their continued dedication and efforts in such event. In keeping with this belief and its objective of retaining and motivating highly talented individuals to fill key positions, the Company has entered into severance agreements with all of the named executive officers.

The severance agreements guarantee the named executive officers specific payments and benefits upon termination of employment as a result of change in control of the Company or if the employee voluntarily terminates employment within a specified period following a change in control. Effective December 30, 2010, these agreements were amended to limit the payments under those agreements as well as to eliminate a provision that required the Company to "gross-up" the executive for any excise tax due as a result of the change in control payments. Additional details of the terms of the change in control agreements are provided below in the Potential Payments on Employment Termination or Change in Control section of this Proxy Statement.

Impact of Tax and Accounting on Compensation Decisions

Under Section 162(m) of the Internal Revenue Code (the Code), generally executive compensation over $1 million for any year is not deductible for United States income tax purposes. The Committee believes that it must maintain flexibility in its approach to executive compensation in order to structure a program that it considers to be the most effective in attracting, motivating and retaining the Company's key executives and, therefore, the deductibility of and accounting for compensation are part of the factors considered when making executive compensation decisions.

Human Resources and Compensation Committee Report

The Human Resources and Compensation Committee (Committee) of the Board of Directors of MGE Energy oversees the Company's compensation program on behalf of the board. In fulfilling its oversight responsibilities, the Committee reviewed and discussed with management the "Executive Compensation - Compensation Discussion and Analysis" set forth in this Proxy Statement.

In reliance on the review and discussions referred to above, the Committee recommended to the board that the "Executive Compensation - Compensation Discussion and Analysis" be included in this Proxy Statement, which is incorporated by reference in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

Report dated as of March 15, 2024.

Marcia M. Anderson (Chair)

James G. Berbee

Mark D. Bugher

Thomas R. Stolper

2023 Summary Compensation Table

Shown below, are the elements of compensation paid or earned by our CEO, our CFO and our three most highly compensated executive officers (other than our CEO and CFO) during the past fiscal year. As described in the preceding "Executive Compensation - Compensation Discussion and Analysis," that compensation includes, among other things, base salary, shown in the "Salary" column; annual bonus awards (short-term incentives), shown in the "Bonus" column; and the stock-based awards under the 2021 LTI Plan, shown in the "Stock Awards" column. Awards under the 2021 LTI Plan are paid in a combination of stock or cash. The performance portion of awards made under 2021 LTI Plan will be valued at settlement based on performance measures for earnings per share, return on equity and relative total shareholder return.

2023 Summary Compensation Table
Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total	Total Without Change in Pension Value*
(1) (a)	(b)	($) (c)	($) (d)	($) (2) (e)	($) (3) (f)	($) (g)	($) (4) (h)	($) (5) (i)	($) (j)
Jeffrey M. Keebler Chairman, President	2023	710,710	559,337	546,536	-	-	740,314	9,900	2,566,797	1,842,707
and Chief Executive	2022	671,666	474,849	504,032	-	-	19,170	9,150	1,678,867	1,678,867
Officer (PEO)	2021	643,333	455,512	494,528	-	-	1,025,955	8,700	2,628,028	1,622,517
Jared J. Bushek Vice President,	2023	347,519	208,584	184,206	-	-	4,212	76,358	820,879	820,879
Chief Financial	2022	307,787	161,532	139,492	-	-	4,647	229,761	843,219	843,219
Officer and Treasurer (PFO)	2021	277,089	137,011	137,139	-	-	4,707	39,569	595,515	595,515
Lynn K. Hobbie Executive Vice	2023	358,790	197,270	199,890	-	-	241,087	9,900	1,006,937	765,850
President Marketing	2022	346,078	189,501	187,969	-	-	-	9,150	732,698	732,698
Communications	2021	335,998	186,906	184,672	-	-	415,318	8,700	1,131,594	716,276
Cari Anne Renlund Vice President,	2023	377,048	184,846	187,887	-	-	-	82,938	832,719	832,719
General Counsel	2022	359,093	175,874	173,362	-	-	-	352,631	1,060,959	1,060,959
and Secretary	2021	344,135	165,993	170,354	-	-	-	43,437	723,919	723,919
Tamara J. Johnson Vice President, Chief	2023	303,197	136,531	134,274	-	-	341,678	4,548	920,228	589,059
Accounting Officer	2022	288,759	123,748	123,921	-	-	11,153	4,163	551,744	551,744
and Controller	2021	276,731	116,795	121,787	-	-	268,322	8,302	791,938	533,208

* In order to show the effect that the year-over-year change in pension value had on total compensation, as determined under applicable SEC rules, we have included an additional column to show total compensation minus the change in pension value. The amounts reported in the Total Without Change in Pension Value column may differ substantially from the amounts reported in the Total column required under SEC rules and are not a substitute for total compensation. Total Without Change in Pension Value represents total compensation, as determined under applicable SEC rules, minus the change in pension value reported in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column. The change in pension value is subject to many external variables, such as interest rates, that are not related to Company performance. Therefore, we believe that total compensation minus the change in pension value provides helpful additional information for comparative purposes.

(1)
Principal Position. The table reflects the principal position held by the named executive officer as of December 31, 2023. J. Bushek served in the role of Vice President Finance, Chief Information Officer and Treasurer; and as of March 1, 2023, he was named Vice President, Chief Financial Officer and Treasurer. T. Johnson served in the role of Vice President Accounting and Controller and as of March 1, 2023, she was named Vice President, Chief Accounting Officer and Controller.
(2)
Stock Awards. The amounts in this column reflect the grant date fair value of the stock-based awards made to the named executive officers under the 2021 LTI Plan. Under the 2021 LTI Plan, an award was made to each named executive officer in 2023, 2022 and 2021. Terms of the 2021 LTI Plan are further described above under "Compensation/Benefits Structure - Pay Mix - Long-Term Incentives." The determination of the grant date fair value of the 2023 awards is described in the "2023 Grants of Plan-Based Awards Table." The vesting and payment options applicable to awards under the 2021 LTI Plan are described in the Outstanding Equity Awards at December 31, 2023, table.
(3)
Option Awards. During 2023, 2022 and 2021, we did not have any stock option plans or grant any stock options.
(4)
Change in Pension Value and Nonqualified Deferred Compensation Earnings. The amounts shown in these entries reflect the change in actuarial present values of a named executive officer's respective accumulated benefits under our Pension Plan and income continuation agreements and the above-market earnings on nonqualified deferred compensation. We are required to calculate the change in pension value by using the same discount rate assumption used for financial reporting purposes. The discount rate methodology calculates the interest and service cost components of each plan's expense in the future. This results in an effective discount rate for each named executive officer for the Pension Plan and income continuation agreement that is based on the participant-specific cash flows as applied to the December 31, 2023, Empower Above Mean curve. In 2023, the discount rate by participant ranges from 5.10% to 5.12% for both the Pension Plan and income continuation agreements; in 2022, the range was higher at 5.46% to 5.53%. The change in the present value of pension benefits was greater than the prior year for several reasons, with the main reasons being the decrease in the discount rate and increase in average earnings. The change in pension values represents the present values of future retirement benefits and does not represent cash transactions made to the named executive officers during 2023 or in prior years. The change in the actuarial present value of accumulated pension benefits in 2023 are $724,090 for J. Keebler, $241,087 for L. Hobbie and $331,169 for T. Johnson. Above-market earnings on nonqualified deferred compensation in 2023 are $16,224 for J. Keebler, $4,212 for J. Bushek and $10,509 for T. Johnson. There is no amount for J. Bushek and C. A. Renlund as they were hired subsequent to December 31, 2006, when the Pension Plan was replaced by a 401(k) retirement plan for employees hired after that date. J. Bushek and C. A. Renlund were covered prior to January 1, 2023, under a separate nonqualified defined contribution retirement agreement reflected in the "All Other Compensation" column and described in the 2023 Nonqualified Deferred Compensation Table.
(5)
All Other Compensation. Amounts shown for all other compensation for each named executive officer include Company contributions to a 401(k) defined contribution plan. 401(k) contribution amounts are $9,900 for J. Keebler and L. Hobbie; $29,700 for J. Bushek and C. A. Renlund; and $4,548 for T. Johnson. In addition, employer contributions to the 2023 Deferred Compensation Supplemental Executive Plan (2023 DCSERP) are included for J. Bushek and C.A. Renlund. J. Bushek had a supplemental contribution of $30,543 and a restoration contribution of $16,115, and C.A. Renlund had a supplemental contribution of $33,175 and a restoration contribution of $20,063. Contributions under the 2023 DCSERP are unfunded credits.

2023 Grants of Plan-Based Awards Table
		Estimated Future Payouts Under Equity Incentive Plan Awards
Name	Grant Date	Threshold	Target 100%	Maximum 200%	All Other Stock Awards: Number of Shares of Stock or Units	Grant Date Fair Value of Stock and Option Awards
(a)	(b)	(#) (f)	(#) (g)	(#) (h)	(#) (i)	($) (l)
Jeffrey M. Keebler (PEO)	03/01/2023(1)	1,708	3,415	6,830		307,657
	03/01/2023(2)				3,415	238,879
Jared J. Bushek (PFO)	03/01/2023(1)	576	1,151	2,302		103,694
	03/01/2023(2)				1,151	80,512
Lynn K. Hobbie	03/01/2023(1)	625	1,249	2,498		112,522
	03/01/2023(2)				1,249	87,368
Cari Anne Renlund	03/01/2023(1)	587	1,174	2,348		105,766
	03/01/2023(2)				1,174	82,121
Tamara J. Johnson	03/01/2023(1)	420	839	1,678		75,586
	03/01/2023(2)				839	58,688

Identification letters in the above columns conform to the prescribed disclosure format. Columns without entries have been eliminated to improve readability of the table.

(1)
The amounts show the threshold, target and maximum payouts for grants of performance units that were awarded in 2023 to the named executive officers under our 2021 LTI Plan. Performance units are dependent on the level of achievement over a three-year period of the performance conditions described more fully in the Compensation Discussion and Analysis section, with each individual having the opportunity to earn from 0% to 200% of the target performance share award based on the level of achievement. The grant date fair value was determined by a calculation in accordance with FASB ASC 718 and is $90.09.
(2)
The amounts shown represent the number of time-based restricted stock units that were awarded in 2023 to the named executive officers under our 2021 LTI Plan as described more fully below. For the restricted stock units, the grant date fair value was calculated in accordance with FASB ASC 718 and is the closing price of our common stock on March 1, 2023, and is $69.95.

We have a long-term incentive plan, which we refer to as the 2021 LTI Plan, under which certain key executives of the Company may be awarded performance units, whose value is tied to the achievement of performance conditions described more fully under the 2023 Long-Term Incentives section, and restricted stock units, whose value is tied to changes in the Company's share price and any dividend payments made by the Company during the vesting period applicable to the awarded units. Performance units are settled by the Company in cash, stock or a combination of cash and stock. Restricted stock units are settled by the Company in stock. The awards are accounted for in accordance with FASB ASC 718 as stock-based awards. That accounting also determines the presentation under applicable SEC disclosure rules, including the tables presented above and below. The 2023 awards under the 2021 LTI Plan vest on a three-year cliff vesting period. In the event of a bona fide retirement, not followed by work for a competitor, the executive will receive full vesting credit for each outstanding award. The awards vest 100% on the occurrence of a change in control. See the Potential Payments on Employment Termination or Change in Control section below.

For 2023, the Company made awards under the 2021 LTI Plan equal to 70% of base salary for the CEO and between 40% to 50% of base salary for each other named executive officer. Award values are based on the Company's share price on the date of grant plus dividend equivalents to be received over the three-year term of the award.

Actual value of units upon settlement may increase or decrease from the targeted values shown in the table based upon changes in the Company's share price and any changes in the actual dividends declared over the three-year term of the awards.

Outstanding Equity Awards at December 31, 2023
		Stock Awards
Name	Grant Year	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
(a)		(#) (1) (2) (g)	($) (4) (h)	(#) (2) (3) (i)	($) (3) (4) (j)
Jeffrey M. Keebler (PEO)	2022	3,140	242,659	4,710	363,989
	2023	3,415	264,321	5,123	396,520
Jared J. Bushek (PFO)	2022	869	67,156	1,304	100,773
	2023	1,151	89,087	1,727	133,670
Lynn K. Hobbie	2022	-	-	-	-
	2023	-	-	-	-
Cari Anne Renlund	2022	1,080	83,462	1,620	125,194
	2023	1,174	90,868	1,761	136,301
Tamara J. Johnson	2022	772	59,660	1,158	89,490
	2023	839	64,939	1,259	97,447

Identification letters in the above columns conform to the prescribed disclosure format. Columns without entries have been eliminated to improve readability of the table.

(1)
This column reflects outstanding time-based unit awards made under our 2021 LTI Plan, which will be issued in stock. Issuance of stock under these awards are subject to the passage of time. At December 31, 2023, each named executive officer had two awards currently outstanding under the 2021 LTI Plan and vest at the end of the three-year performance period ending December 31, 2024, and December 31, 2025.
(2)
Awards under the 2021 LTI Plan provide for continued vesting in the event of a bona fide retirement by satisfying one of the following conditions: on or after age 65, on or after age 60 and has completed 10 years of service as an employee, or on or after age 55 and has completed 10 years as an officer or approval by the board. Based on age and years of service as an MGE officer, L. Hobbie qualified for such continued vesting. Therefore, as of December 31, 2023, all outstanding awards for L. Hobbie are deemed vested for purposes of this table.
(3)
This column reflects outstanding performance unit awards made under our 2021 LTI Plan, which will be settled in cash, stock or a combination of cash and stock as elected by the officer at the time of 100% vesting of the award. As described in the Compensation Discussion and Analysis section, payouts under these awards are subject to the achievement of specified performance metrics, and these awards fully vest at the end of a three-year period. The values in the table assume maximum level performance for performance units based on earnings per share and return on equity and target level performance for performance units based on the Company's relative total shareholder return.
(4)
The market value shown for the units composing each of the awards is based on the closing price of our common stock on December 31, 2023, plus the actual and projected dividends. The projected dividends are based on the undiscounted value of the dividends to be earned during the remaining term of the award based on the dividend rate of $1.71 per share as of December 31, 2023.

2023 Option Exercises and Stock Vested
	Stock Awards
Name	Long-term Equity Awards	Number of Shares Acquired on Vesting	Value Realized on Vesting
(a)	(1)	(#) (2) (d)	($) (e)
Jeffrey M. Keebler (PEO)	Performance Units	5,025	387,352	(3)
	Time-Based Units	4,319	336,556	(3)
Jared J. Bushek (PFO)	Performance Units	1,394	107,456	(3)
	Time-Based Units	1,088	84,453	(3)
Lynn K. Hobbie	Performance Units	1,249	123,126	(4)
	Time-Based Units	1,249	87,368	(4)
Cari Anne Renlund	Performance Units	1,731	133,434	(3)
	Time-Based Units	1,435	111,694	(3)
Tamara J. Johnson	Performance Units	1,238	95,431	(3)
	Time-Based Units	981	76,242	(3)

Identification letters in the above columns conform to the prescribed disclosure format. Columns without entries have been eliminated to improve readability of the table.

(1)
Time-based units include all units awarded under our 2006 Performance Unit Plan and all time-based restricted stock awards under our 2021 LTI Plan. Performance units include performance units awarded under our 2021 LTI Plan.
(2)
This table reflects awards under our Incentive Plans that vested during 2023 and are paid in cash upon the conclusion of a five-year performance period in the case of our 2006 Performance Unit Plan; or settled in stock, cash or a combination of stock or cash upon conclusion of a three-year performance period in the case of our 2021 LTI Plan. See Note (2) to the Outstanding Equity Awards at December 31, 2023, table for information regarding vesting for retirement-eligible employees. For the purposes of this table, the awards granted to L. Hobbie are shown to have vested upon grant due to retirement eligibility.
(3)
Reflects the dollars vested during 2023 under the Incentive Plans. For the time-based units granted under the 2006 Performance Unit Plan in 2019 and the 2021 LTI Plan in 2021, the amounts were calculated by multiplying the number of units shown in Column (d) by the sum of the market price of our stock on the vesting date for those units, plus dividends at the rate in effect on the vesting date for the five-year period for awards under the 2006 Performance Unit Plan and three-year period for awards under the 2021 LTI Plan.
(4)
Reflects the dollars vested during 2023 under the 2021 LTI Plan. For the time-based restricted stock awards granted under the 2021 LTI Plan, the amounts were calculated by multiplying the number of units shown in Column (d) by the market price of our stock at the close of the grant date of March 1, 2023, for those units. For the performance units granted under the 2021 LTI Plan, the amounts were calculated by multiplying the number of units by the fair market value, calculated in accordance with FASB ASC 718, and is $98.58.

2023 Pension Benefits Table
Name	Plan Name	Number of Years of Credited Service	Present Value of Accumulated Benefit	Payments during 2023
(a)	(b)	(#) (c)	($) (d)	(e)
Jeffrey M. Keebler	Retirement Plan	29	1,011,842	-
	Income Continuation Agreement	29	2,940,426	-
Jared J. Bushek*	-	-	-	-
	-	-	-	-
Lynn K. Hobbie	Retirement Plan	32	1,646,974	-
	Income Continuation Agreement	32	3,202,920	-
Cari Anne Renlund*	-	-	-	-
	-	-	-	-
Tamara J. Johnson	Retirement Plan	29	1,395,416	-
	Income Continuation Agreement	29	806,260	-

* J. Bushek and C. A. Renlund were hired subsequent to December 31, 2006, when the Retirement Plan was replaced by a 401(k) retirement plan for employees hired after that date.

The Madison Gas and Electric Company Retirement Plan (Retirement Plan) is a funded, tax-qualified, noncontributory defined benefit pension plan closed to new entrants hired after December 31, 2006. Benefits are payable at retirement in the form of an annuity. Earnings, for purposes of calculation of benefits under the Retirement Plan, include salary and bonus but exclude payments from awards made under the Incentive Plans and pay deferred under nonqualified deferred compensation agreements. The amount of annual earnings that may be considered in calculating benefits under the Retirement Plan is limited by law. For 2023, the annual limitation is $330,000. In 2024, it increased to $345,000.

Benefits under the Retirement Plan are calculated as an annuity based upon the employee's years of service to a maximum of 30 and the employee's highest average earnings for the 60 consecutive calendar month period during the 120 consecutive calendar month period preceding the employee's retirement multiplied by 1.4% for each year of service. The Retirement Plan currently limits pensions paid under the Retirement Plan to an annual maximum in 2023 of $265,000 payable at age 65 in accordance with Internal Revenue Service requirements. Contributions to the Retirement Plan are made entirely by MGE and paid into a trust fund from which benefits of participants will be paid.

Eligibility for early retirement under the Retirement Plan is age 55 and five years of service. Benefits in the form of an annuity are available on a reduced basis at age 55 and an unreduced basis at age 65 or at age 62 with 15 years of service. L. Hobbie qualifies for unreduced benefits, T. Johnson qualifies for reduced benefits and J. Keebler is not yet eligible for retirement. J. Bushek and C. A. Renlund are not eligible to participate in the Retirement Plan.

Each named executive officer, except J. Bushek and C. A. Renlund, has also entered into an income continuation agreement to supplement benefits from the Retirement Plan. The income continuation agreements are unfunded, and benefits are paid from the Company's general assets. Benefits are payable upon the six-month anniversary of the employee's retirement in the form of a 10‑year and life certain annuity. Earnings, for purposes of the income continuation agreements, include salary, bonus and nonqualified deferred compensation but exclude payments from awards made under the Incentive Plans.

Benefits under the income continuation agreement for J. Keebler range from 41% at age 52 to 65% at age 65 of the employee's highest average earnings for the 60 consecutive calendar month period during the 120 consecutive calendar month period preceding the employee's separation of service less the benefit from the Retirement Plan, if any. Benefits under the income continuation agreement for L. Hobbie are 70% at age 65 of the employee's highest average earnings for the 60 consecutive calendar month period during the 120 consecutive calendar month period preceding the employee's retirement less the benefit from the Retirement Plan. Benefits under the income continuation agreements for T. Johnson range from 50% at age 60 to 55% at age 65 of the employee's highest average earnings for the 60 consecutive calendar month period during the 120 consecutive calendar month period preceding the employee's retirement less the benefit from the Retirement Plan. In all agreements, the designated percentage is based on the employee's age at retirement. If J. Keebler were to separate from service prior to age 55, the designated percentage is based on his age at separation of service.

A grantor trust has been established through which the Company pays benefits. In the event of a potential change in control or an actual change in control, we are required to fund the trust with cash or marketable securities in an amount equal to 100% of the present value of the aggregate amounts required to pay beneficiaries under all income continuation and nonqualified deferred compensation agreements plus an amount to cover the expense of maintaining the trust.

Amounts shown in the 2023 Pension Benefits Table above use a discount rate by participant which ranges from 5.10% to 5.12% for both the Pension Plan and income continuation agreements. For all named executive officers, benefits are calculated at the earliest unreduced retirement age of 62 for the Retirement Plan and age 65 for the income continuation agreements. All benefits are calculated using Pri-2012/MP-2021 combined white collar mortality tables with fully generational scale MP‑2021. No preretirement decrement is assumed. Benefits are payable in the form of a life annuity for the Retirement Plan and a 10-year and life certain annuity for the income continuation agreements. See Footnote 11.c. of Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2023, for additional information regarding the assumptions used to determine benefit obligations.

2023 Nonqualified Deferred Compensation Table
Name	Executive Contributions in 2023	Registrant Contributions in 2023	Aggregate Earnings in 2023	Aggregate Withdrawals/ Distributions	Aggregate Balance as of 12/31/23
(a)	($) (1) (2) (b)	($) (2) (3) (c)	($) (3) (d)	($) (e)	($) (4) (f)
Jeffrey M. Keebler (PEO)
Deferred Compensation Plan	-	-	50,083	-	745,415
2023 Deferred Compensation Supplemental	127,928	-	4,880	-	132,808
Executive Retirement Plan
Jared J. Bushek (PFO)
Deferred Compensation Plan	-	-	13,004	-	193,548
2023 Deferred Compensation Supplemental	17,376	46,658	23,187	-	289,532
Executive Retirement Plan
Lynn K. Hobbie
Deferred Compensation Plan	-	-	-	-	-
Cari Anne Renlund
2023 Deferred Compensation Supplemental	-	53,238	51,290	-	429,709
Executive Retirement Plan
Tamara J. Johnson
Deferred Compensation Plan	-	-	32,441	-	482,836
2023 Deferred Compensation Supplemental	151,598	-	3,570	-	155,168
Executive Retirement Plan
(1)
Amounts in this column are included in the "Salary" column in the 2023 Summary Compensation Table.
(2)
For J. Keebler and T. Johnson, amounts for the 2023 Deferred Compensation Supplemental Executive Retirement Plan (2023 DCSERP) represent elective employee contributions and earnings; for J. Bushek, amounts represent elective employee contributions and earnings and Company contributions and earnings; and for C. A. Renlund, amounts represent Company contributions and earnings.
(3)
For J. Keebler, J. Bushek and T. Johnson, other than above-market earnings, amounts in this column for the Deferred Compensation Plan are not included in the 2023 Summary Compensation Table. For J. Bushek and C. A. Renlund, registrant contributions for the 2023 DCSERP are included under All Other Compensation in the 2023 Summary Compensation Table.
(4)
For J. Keebler, J. Bushek and T. Johnson, employee salary deferrals and above-market earnings for prior years have been previously reported in the Summary Compensation Table for those years. The aggregate balances for the prior year for the legacy Deferred Compensation Plan were $695,332 for J. Keebler; $180,544 for J. Bushek, and $450,395 for T. Johnson. The aggregate balance for the prior year for the 2023 DCSERP was $202,311 for J. Bushek and $325,181 for C. A. Renlund.

The 2023 Nonqualified Deferred Compensation Table presents amounts deferred under a legacy Deferred Compensation Plan for employee contributions made prior to 2023 and employee contributions and Company contributions under the 2023 Deferred Compensation Supplemental Executive Retirement Plan.

Deferred Compensation Plan

J. Keebler, J. Bushek and T. Johnson previously deferred compensation under the legacy Deferred Compensation Plan. Participants are no longer allowed to include additional amounts of deferred compensation under that Plan. That Plan offers participants the opportunity to have their deferrals notionally invested in a Prescribed Rate Fund and, as a result of changes made in December 2022, in other market-based notional investment options (including a notional Company common stock fund) paralleling the 2023 DCSERP. For the Prescribed Rate Fund, which was the sole option prior to the December 2022 changes, the investment earnings credit is based on the semiannual rate of U.S. Treasury Bill with a 26-week maturity increased by 1% with a minimum annual rate of 7%, compounded monthly. Participants may reallocate all or a portion of their Prescribed Rate Fund account balance into the market-based investment options. If a participant chooses to reallocate funds out of the Prescribed Rate Fund, those amounts may not be reallocated or transferred back into the Prescribed Rate Fund. See "2023 Deferred Compensation Supplemental Executive Retirement Plan" below for a description of nature of the other market-based notional investment options.

The Company did not make contributions to participants' accounts under the Deferred Compensation Plan. Distributions are payable upon the six-month anniversary of the employee's termination of employment with the Company, reflecting an Internal Revenue Code provision that has generally applied since January 1, 2005, to deferred compensation arrangements. The form of distribution is based on employee election and paid in semiannual or annual installments up to 15 years or in a lump sum.

2023 Deferred Compensation Supplemental Executive Retirement Plan

Under the terms of the 2023 Deferred Compensation Supplemental Executive Retirement Plan (2023 DCSERP), certain executives are eligible for Company contributions, since they do not have benefits under an Income Continuation Agreement (J. Bushek and C. A. Renlund); and all executives are eligible to make employee contributions.

Participants may defer up to 50% of base salary and 90% of short-term incentive. The form of distribution is based on employee election. Distributions may be in-service or at separation of service. A participant may elect in-service distributions for a period not exceeding five years or receipt in a lump sum. Separation of service distributions may be elected for a period not exceeding 15 years or receipt in a lump sum. Employee contributions are 100% vested.

Company contributions can be restoration contributions made in excess of defined contribution annual compensation limits, supplemental contributions based on the executive's annual earnings or discretionary contributions. The restoration contributions are fully vested and supplemental contributions have a five-year vesting provision based on the individual's employment date with MGE. The board establishes a vesting provision for discretionary contributions. In either case, full vesting occurs upon the participant's death, disability or a change in control. The Company contribution amounts are established by the board, are unfunded and are credited to a book entry account on behalf of each executive. Company contributions may not be distributed until the calendar year following a participant's separation from service and shall be made in 20 annual installments unless the participant elects a shorter period or a lump-sum payment.

Amounts credited to a participant's accounts under the Plan, either through participant compensation deferrals or Company contributions, may be "invested" in one or more investment options (including a notional Company common stock fund) selected by the participant from options made available from time to time by the Plan administrator. The investments are hypothetical, or assumed, as there is no actual investment of funds or assets in anything. Plan participants do not have a right to have amounts in such notional accounts actually invested in any investment assets or funds.

Based upon the investment options chosen, a participant's accounts are credited with deemed investment earnings and losses by assuming that the account balances are invested in those investment options. Those earnings and losses are credited to accounts on each day on which established U.S. securities exchanges are open for business. Plan participants may reallocate amounts in their accounts (adjusted for earnings and losses) among the various available investment options according to procedures adopted by the Plan administrator from time to time.

Potential Payments on Employment Termination or Change in Control

For purposes of potential payments on employment termination or change in control, each of our named executive officers is a participant in the Madison Gas and Electric Company General Severance Plan (Severance Plan) that covers our salaried employees. In addition, MGE has entered into individual severance agreements (Severance Agreements) with each of our named executive officers that provide for payments in connection with the officer's termination of employment in the event of a change in control.

Employment Terminations Other Than in Connection With a Change in Control

For employment terminations other than in connection with a change in control, the named executive officers, like other salaried employees, are entitled to a payment equal to two weeks of compensation plus the employee's weekly compensation multiplied by the number of years of employment, not to exceed 24 years. There are no benefits payable under the Severance Plan if termination results from cause, permanent disability, death, early or normal retirement, or voluntary termination. Because those benefits are equally available to all salaried employees (including named executive officers) under those circumstances, they are not separately valued in this section. Benefits receivable under our retirement and deferred compensation arrangements are described above under 2023 Pension Benefits Table and 2023 Nonqualified Deferred Compensation Table.

Employment Terminations in Connection With a Change in Control

For employment terminations in connection with a change in control, our benefits arrangements provide enhancements, which are described in the remainder of this section. Benefits receivable under our Retirement Plan and employee individual deferred compensation agreements are not separately valued in this section as they are described above under 2023 Pension Benefits Table and 2023 Nonqualified Deferred Compensation Table and are not affected by a change in control. To the extent not vested, registrant (employer) contributions under the 2023 DCSERP described in the 2023 Nonqualified Deferred Compensation Table are fully vested in the event of a change in control; however, the 2023 registrant contributions shown in the 2023 Nonqualified Deferred Compensation Table were fully vested when made.

Under the form of Severance Agreements, for all new executive officers named in 2012 or later, such as J. Keebler, J. Bushek, C. A. Renlund and T. Johnson, they are entitled to a severance payment following a "change in control" if, within 24 months after the change in control, the officer's employment is terminated by: (i) MGE, other than for cause, or (ii) the employee for "good reason." The definition of "good reason" in these agreements is a material diminution in the employee's base compensation, authority, duties or responsibilities, authority or duties of the employee's supervisor, or a material diminution in the budget over which the employee retains authority. The employee must notify the Company within 90 days of the occurrence of the good reason condition, and the Company must be provided at least 30 days to remedy the condition.

Currently, L. Hobbie is entitled to a severance payment following a "change in control" if, within 24 months after the change in control, employment is terminated by: (i) MGE, other than for cause; (ii) the employee for "good reason"; or (iii) the employee for any reason during the 30-day period commencing one year after the date of the change in control. "Good reason" is defined to include a material reduction in the employee's position, duties or responsibilities; any reduction in compensation or benefits; or failure to provide benefits comparable to peer employees and a required relocation of the employee from Dane County, Wisconsin. The employee's good faith determination of good reason is considered conclusive.

Under all agreements, the employee must remain with the Company voluntarily until an attempted change in control terminates or until 90 days following a change in control. The employee agrees to keep confidential trade secrets and other nonpublic information concerning MGE.

"Change in control" is defined to include:

•
The acquisition by any person, subject to certain exceptions, of beneficial ownership of 20% or more of our common stock;
•
A change in the majority of our Board of Directors;
•
Certain mergers or similar transactions involving MGE's assets where, among other conditions, the current shareholders do not constitute at least 60% of the shareholders of the resulting or acquiring entity; or
•
A liquidation or dissolution of MGE.

Severance payments to L. Hobbie will be equal to any unpaid salary and accrued vacation pay and three times the employee's annual base salary plus three times the highest bonus paid during any of the five years immediately preceding a change in control, reduced to avoid triggering excise tax under Section 280G of the Internal Revenue Code. Severance payments to J. Keebler, J. Bushek, C. A. Renlund and T. Johnson will be equal to any unpaid salary and accrued vacation pay and two times the annual base salary plus two times the highest bonus paid during any of the five years preceding a change in control, reduced to avoid triggering excise tax under Section 280G of the Internal Revenue Code. The agreement with L. Hobbie was entered into in 1994. J. Keebler's, J. Bushek's, C. A. Renlund's and T. Johnson's agreements were entered into in connection with being named an officer of the Company in January 2012 for J. Keebler, July 2015 for J. Bushek and T. Johnson, and November 2015 for C. A. Renlund. Severance payments are payable upon the six-month anniversary of the date of separation.

Subject to Section 280G limitations referenced above, in addition to severance, MGE is obligated to pay any legal expenses incurred by the employee for disputes in which the employee prevails. Employees are not obligated to seek other employment or otherwise take action to mitigate the amounts payable by MGE. Over age 67, benefits are subject to reduction (eventually to zero); no benefits are payable beyond age 70 or if the employee dies.

The table below was prepared to illustrate the benefits payable under the Severance Agreements; Incentive Plans for J. Keebler, J. Bushek, C. A. Renlund and T. Johnson; and nonqualified income continuation agreement for T. Johnson as though a change in control occurred and the named executive officers' employment was terminated, on December 31, 2023. However, no change in control of MGE has actually occurred, and no executive has received any of the severance indicated. If a change in control did occur in the future, the actual payments to the named executive officers would depend upon the circumstances in effect at the time, including relative salaries, bonuses and ages.

Executive Benefits Upon Termination	Jeffrey M. Keebler	Jared J. Bushek	Lynn K. Hobbie	Cari Anne Renlund	Tamara J. Johnson
	($)	($)	($)	($)	($)
Severance: (1)
Salary	1,487,771	558,428	1,032,803	869,099	453,633
Bonus	1,148,107	323,202	560,576	419,309	201,030
Pro Rata Bonus - Year of Termination (2)	559,337	208,584	197,270	184,846	136,531
Incentive Plans - Unvested (3)	1,267,489	390,686	-	435,825	311,536
Income Continuation Agreement (4)	-	-	-	-	1,199,002
Total	4,462,704	1,480,900	1,790,649	1,909,079	2,301,732
(1)
Value reflects two or three times the amount of the executive's base salary plus the highest paid or payable bonus in the past five years, reduced to avoid triggering excise tax under Section 280G of the Internal Revenue Code.
(2)
Executives are entitled to a pro-rated bonus, depending on the time of the year in which the termination occurs, based upon the highest bonus paid or payable in the past three fiscal years immediately preceding the year in which a change in control occurs.
(3)
Unvested values of Incentive Plan awards are shown only for executives who are not deemed eligible for retirement. As explained under the Outstanding Equity Awards at December 31, 2023 table, awards under the Incentive Plans will continue to vest if the executive is eligible to retire under the terms of the Incentive Plans, which is assumed in the event of a change in control.
(4)
Represents present value of accelerated vesting from 0% to 100% that would occur under T. Johnson's nonqualified income continuation agreement if a change in control had occurred and her employment had been terminated.

CEO Pay-Ratio

Pursuant to a mandate of the Dodd-Frank Wall Street Reform and Consumer Protection Act, the SEC adopted a rule requiring annual disclosure of a median employee's annual total compensation compared to the annual total compensation of our Chief Executive Officer (CEO/PEO). That disclosure is set forth in the table below, together with one alternate presentation based upon removing the value associated with Change in Pension Value as MGE's median employee does not have a defined benefit pension benefit and our CEO does.

	Required Presentation	Alternate Presentation Without Defined Benefit Pension
Median Employee Compensation	$116,887	$116,887
CEO Compensation	$2,566,797	$1,842,707
Ratio of CEO to Median Employee Compensation	22.0:1	15.8:1

According to published accounts, the pay ratio rule is designed to allow shareholders to better understand and assess a particular registrant's compensation practices and pay ratio disclosures. We believe the alternative method we have presented provides investors with a more useful basis on which to understand our compensation practices. Thus, we have included both the presentation prescribed by the rule as well as the alternate method.

The required presentation is calculated based upon total compensation, as defined for the purposes of the 2023 Summary Compensation Table. This calculation includes changes in pension value, which reflect changes in the present value of future retirement benefits, and may not allow investors to assess MGE's compensation practices over time. As such, MGE has included the alternate method, which includes all elements in the Summary Compensation Table excluding the change in pension value figure as MGE's median employee does not have the defined benefit pension benefit and we wanted to provide what we believe is a better comparison of annual compensation.

Inclusion of the change in pension value may not allow investors to evaluate properly MGE's compensation practices over time for several reasons:

•
The change in pension value does not affect current compensation to any participant, including the CEO;
•
The change in pension value calculation is impacted by variables that apply to all participants, namely interest rate changes, but is also impacted by individual changes reflective of a specific employee's circumstances, such as length of service, age, etc. These individual circumstances could vary from a median employee in one year to a potentially different median employee the next year; and
•
We adjusted our retirement programs in 2007. All employees hired before January 1, 2007, are enrolled in our defined benefit pension plan. All employees hired on or after January 1, 2007, participate in our Defined Contribution 401(k) plan. Inclusion of the change in pension value, which only applies to those employees hired prior to January 1, 2007, may distort the ratio from one year to the next if the median employee and his or her related retirement plan participation changes.

The rules surrounding the CEO Pay Ratio generally require companies to identify the median employee only once every three years and then calculate the total compensation for that employee each year. During 2023, there were no significant changes to MGE's employee population and no changes to employee compensation arrangements; however, MGE met the three-year requirement on the prior year's median employee which led MGE to select a new median employee for this year's disclosure. To determine the median employee, a listing of W-2 compensation was prepared of all employees as of December 31, 2023. Wages and salaries were annualized for employees that were either not employed for the full year or who were on long-term disability during 2023. The median amount was identified from this list. The median employee selected as a result of that methodology is not eligible for a bonus or enrolled in the Company's defined benefit pension plan.

Pay Versus Performance

Pay Versus Performance
					Value of Initial Fixed $100 Investment Based on:			Company Selected Measure
Year (a)	Summary Compensation Table Total for PEO ($)(1) (b)	Compensation Actually Paid to PEO ($)(2)(3) (c)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(4) (d)	Average Compensation Actually Paid to Non-PEO NEOs ($)(2)(4)(5) (e)	Total Shareholder Return ($) (f)	Peer Group Total Shareholder Return ($)(6) (g)	Net Income ($) (h)	Earnings Per Share - Basic and Diluted ($) (i)
2023	2,566,797	2,206,732	895,191	838,196	100	107	117,699,000	3.25
2022	1,678,867	1,590,003	797,155	731,318	95	117	110,952,000	3.07
2021	2,628,028	2,189,827	863,501	766,775	109	116	105,761,000	2.92
2020	2,711,113	1,522,389	1,589,557	709,072	91	99	92,418,000	2.60
(1)
Reflects amounts reported in the "Summary Compensation Table" for J. Keebler (PEO).
(2)
Compensation Actually Paid (CAP) includes adjustments in accordance with the SEC methodology to the total executive compensation reported from the summary compensation table. The adjustments include a deduction for actuarial present value of accumulated benefit of all defined benefit and actuarial pension plans reported in the summary compensation table; addition of actuarially determined service costs for services rendered by the executive during the covered fiscal period, deduction of grant date fair value of equity award amounts reported in the summary compensation table; and addition or subtraction of the change in fair value of the equity awards unvested and vested during the fiscal period. Compensation "actually paid" is prescribed by the rules of the disclosure and does not represent the compensation actually received by the table participants on a cash basis for any time period shown above.
(3)
To calculate CAP for the PEO, the following adjustments were made to Summary Compensation Table total compensation, calculated in accordance with the SEC methodology for determining CAP for 2023:

Year	Deduction for Actuarial Pension Present Value	Addition for Service Cost for Pension	Deduction of Grant Date Fair Value of Awards Granted in FY	Addition of Fair Value of Equity Awards Granted in FY	Change in Fair Value of Prior Years’ Unvested Equity Awards	Change in Fair Value of Prior Years’ Awards Vested in FY	Total Adjustment to CAP
2023	(724,090)	130,777	(546,536)	600,699	30,992	148,093	(360,065)

(4)
For fiscal years 2020 through 2023, J. Bushek, L. Hobbie, C.A. Renlund and T. Johnson are included as other named executive officers. For fiscal year 2021, D. Peterson; and for fiscal year 2020, J. Newman were also included as other named executive officers.
(5)
To calculate CAP for the average named executive officers, the following average adjustments were made to Summary Compensation Table total compensation, calculated in accordance with the SEC methodology for determining CAP for 2023:

Year	Deduction for Actuarial Pension Present Value	Addition for Service Cost for Pension	Deduction of Grant Date Fair Value of Awards Granted in FY	Addition of Fair Value of Equity Awards Granted in FY	Change in Fair Value of Prior Years’ Unvested Equity Awards	Change in Fair Value of Prior Years’ Awards Vested in FY	Total Adjustment to CAP
2023	(143,064)	13,751	(176,564)	194,062	9,604	45,216	(56,995)

(6)
Peer Group Total Shareholder Return of the Edison Electric Institute (EEI) Index companies.

The Human Resources and Compensation Committee did not consider the required "Pay versus Performance" disclosures in its decision-making process.

The chart below illustrates the relationship of executive compensation actually paid and MGE Energy total shareholder return (TSR). Also included is the relationship of MGE Energy TSR and peer group TSR.

CAP vs. TSR
Compensation Actually Paid (in millions)
Total Shareholder Return Indexed ($100)
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$130
$110
$90
$70
$50
$1.5
$99
$91
$0.7
$2.2
$116
$109
$0.8
$117
$1.6
$95
$0.7
$2.2
$107
$100
$0.8
2020
2021
2022
2023
PEO CAP
Avg. NEO CAP
MGEE TSR
Peer Group TSR

The chart below illustrates the relationship of executive compensation actually paid and Earnings Per Share (EPS).

CAP vs. EPS
Compensation Actually Paid (in millions)
Earnings Per Share
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$3.40
$3.20
$3.00
$2.80
$2.60
$2.40
$2.20
$2.00
$1.5
$0.7
$2.60
$2.2
$0.8
$2.92
$1.6
$0.7
$3.07
$2.2
$0.8
3.25
2020
2021
2022
2023
PEO CAP
Avg. NEO CAP
EPS

The chart below illustrates the relationship of executive compensation actually paid and Net Income.

CAP vs. Net Income
Compensation Actually Paid (in millions)
Net Income (in millions)
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$120.0
$110.0
$100.0
$90.0
$80.0
$70.0
$60.0
$1.5
$0.7
$92.4
$2.2
$0.8
$105.8
$1.6
$0.7
$111.0
$2.2
$0.8
$117.7
2020
2021
2022
2023
PEO CAP
Avg. NEO CAP
Net Income

The following table identifies the financial and non-financial most important performance measures used by our Human Resources and Compensation Committee to link compensation actually paid to our named executive officers to Company performance. See further discussion in the Compensation Discussion and Analysis for description of metrics and impact to executive compensation

Performance Measures
Earnings Per Share
Return on Equity
Relative Total Shareholder Return
Customer Satisfaction Rating
Service Reliability

Voting Information

Number of Votes Per Share

Each share of common stock issued and outstanding as of the record date for the meeting is entitled to one vote at the meeting, except as described below for shareholders who own more than a specified percentage of our common stock.

The record date for the meeting is March 22, 2024. Holders of record as of such date can vote during the virtual meeting or by proxy. By giving us your proxy, you are authorizing the individuals named on the proxy card (the proxies) to vote your shares in the manner you indicate. On March 22, 2024, there were 36,175,888 shares of our common stock issued and outstanding.

Our Amended and Restated Articles of Incorporation contain a provision limiting the voting power of any shareholder who acquires more than 10% of our outstanding voting stock. Shares held in excess of 10% are entitled to 1/100th vote per share. We have one shareholder to whom this provision applies. See "Beneficial Ownership." In addition, under the Wisconsin Business Corporation Law, the voting power of shares held by any person in excess of 20% of the voting power in the election of directors is limited to 10% of the full voting power of the excess shares.

How Street Name Holders May Vote

If you own shares through a broker, the registered holder of those shares is your broker or its nominee. If you receive our proxy materials from your broker, you should vote your shares by following the procedures specified by your broker. Your broker will tabulate the votes it received from its customers and submit a proxy card to us reflecting those votes. If you plan to vote your shares at the meeting, you should contact your broker to obtain a legal proxy.

Please note that, in the absence of any direction from you, your broker is not allowed to vote your shares in the election of directors or on the advisory vote relating to executive compensation. Your vote is important to us, so we hope you will make your choices known to your broker using the means they provide to you.

How Registered Holders May Vote

If you personally hold a certificate for your shares, have direct registration shares on our books or have shares held by us in the Direct Stock Purchase and Dividend Reinvestment Plan, then you are the registered holder. Shares you have accumulated in the Direct Stock Purchase and Dividend Reinvestment Plan are held by the administrator under the nominee name of Dingo & Co. Those shares, including your certificate or direct registration shares, will be voted in accordance with the direction given by you on your proxy.

As a convenience to you, we are providing you with the option to vote by proxy via the Internet or toll-free touch-tone telephone. Refer to your proxy card or e-notice for more information and instructions. If you prefer, you may cast your vote by returning your signed and dated proxy card. Instructions regarding all three methods of voting are included on the proxy card. The signature on the proxy card should correspond exactly with the name of the shareholder as it appears on the proxy card. Where stock is registered in the name of two or more persons, each of them should sign the proxy card. If you sign a proxy card as an attorney, officer, personal representative, administrator, trustee, guardian or in a similar capacity, please indicate your full title in that capacity.

In voting on:

•
The election of directors in Proposal 1, you may vote "FOR" the election of all nominees or you may "withhold" your votes as to one or more or all of the nominees.
•
The ratification of the selection of our independent registered public accounting firm in Proposal 2, you can specify whether you are "FOR," "against" or "abstain."
•
The advisory vote on executive compensation in Proposal 3, you can specify whether you are "FOR," "against" or "abstain."

If you sign and return the proxy card or submit your electronic vote without specifying any instructions and without indicating expressly that you are not voting some or all of your shares on a particular proposal, your shares as to which no indication has been made will be voted "FOR" the election of directors as the nominees on the proxy card, "FOR" ratification of the selection of PricewaterhouseCoopers LLP, and "FOR" approval of our executive compensation.

Holders Needed to Establish a Quorum

A quorum is necessary to hold a valid meeting of shareholders. If holders of a majority of the outstanding shares of common stock are present in person or by proxy for any proposal to be acted upon at the meeting, then a quorum will exist for all proposals. In order to assure the presence of a quorum, please vote via the Internet, telephone, or sign and return the proxy card promptly in the enclosed postage-paid envelope even if you plan to attend the virtual meeting. Brokers are permitted to vote on the ratification of the selection of auditors but not on any other matters to be considered at the Annual Meeting. Thus, broker votes as well as abstentions are counted for purposes of establishing a quorum for the meeting.

The Vote Necessary for Action to be Taken

The four persons receiving the greatest number of votes at the meeting will be elected to serve as Class II directors. Under Section 2.07(b) of our Amended Bylaws, any incumbent nominee for director in an uncontested election who receives a greater number of votes "withheld" from his or her election than votes "for" such election is required to tender promptly an offer of his or her resignation following certification of the shareholder vote for that election. The board's Corporate Governance Committee will consider that resignation and recommend to our Board of Directors, based on all relevant factors, whether to accept the tendered resignation or to pursue another action. Our board will then act on that recommendation no later than 90 days following the certification of the shareholder vote. We will promptly publicly disclose the board's decision and, if applicable, the reasons for rejecting the resignation or pursuing another action. The full details of our director resignation policy are set forth in our Amended and Restated Bylaws, which are available on our website at www.mgeenergy.com/governance and also found under the "Corporate Governance Committee" caption.

The votes "for" must exceed the votes cast "against" at the meeting in order to ratify the selection of auditors. Abstentions will not have any effect. Although the advisory vote on Proposal 3 is nonbinding, as provided by law, our board will review the results of the votes and take them into account in making future determinations concerning executive compensation. Abstentions and broker nonvotes will have no effect.

Revocation of Proxies

If you are a registered holder of our common stock, you may revoke your proxy by giving a written notice of revocation to our Corporate Secretary at any time before your proxy is voted, by executing a later-dated proxy card that is voted at the meeting or by voting your shares at the virtual meeting. If your shares are held by a broker, you must contact your broker to revoke your proxy. Attendance at the meeting will not automatically revoke any authorization you have given to your broker or any prior proxy you have given.

Why did I receive a separate Notice instead of printed proxy materials?

Pursuant to rules adopted by the SEC, we are providing access to our proxy materials over the Internet. Accordingly, we began mailing a separate Notice to stockholders on or about April 5, 2024, instead of a full set of our printed proxy materials. The Notice is not a proxy card and cannot be used to vote your shares. However, the Notice includes instructions on how to access our proxy materials online and vote your shares.

If you are a registered stockholder, you may request a printed set of proxy materials by (1) visiting www.ProxyVote.com and following the applicable instructions, (2) calling 800-579-1639 or (3) sending an email requesting a paper copy of current meeting materials to sendmaterial@ProxyVote.com and include the control number located in the Notice.

If you are a beneficial owner, please refer to the instructions provided by your broker, bank or other nominee on how to access our proxy materials and vote.

Other Information

Transaction of Other Business

Our Board of Directors does not intend to present any business for action by our shareholders at the meeting except the matters referred to in this document. If any other matters should be properly presented at the meeting, it is the intention of the persons named in the accompanying form of proxy to vote thereon in accordance with the recommendations of our Board of Directors.

Whether or not you expect to be present at the meeting, please complete, sign, date and promptly return your proxy card in the enclosed postage-paid envelope, call the toll-free number or go to the website.

Expenses of Solicitation

We will bear the cost of soliciting proxies for the Annual Meeting. Proxies will be solicited by mail and may be solicited personally by our directors, officers or employees who will not receive special compensation for such services. We have retained Morrow Sodali LLC, 333 Ludlow Street, Stamford, Connecticut 06902, to solicit proxies at a fee of $8,000 plus expenses.

Shareholder Proposals for 2025 Annual Meeting

Shareholder proposals intended to be presented at the 2025 Annual Meeting of Shareholders must be received in writing at our principal executive offices (Attention: Secretary, 623 Railroad Street, Post Office Box 1231, Madison, Wisconsin 53701-1231) prior to December 6, 2024, in order to be considered for inclusion in our Proxy Statement and proxy related to that meeting. Any proposal submitted must be in compliance with Rule 14a-8 of Regulation 14A of the SEC.

Our bylaws set forth additional requirements and procedures regarding the submission by shareholders of director nominations and other matters for consideration at the 2025 Annual Meeting of Shareholders, including a requirement that those nominations or proposals be given to the Secretary not later than the close of business on the 90th day and not earlier than the close of business on the 120th day prior to the first anniversary of the preceding year's Annual Meeting. Accordingly, a shareholder proposal or nomination intended to be considered at the 2025 Annual Meeting of Shareholders must be received by the Secretary at the address set forth above after the close of business on January 21, 2025, and on or prior to the close of business on February 20, 2025. In addition to satisfying the foregoing requirements, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company's nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 24, 2025.

Contacting Our Directors

A shareholder who desires to contact members of our Board of Directors may do so by sending an email to directors@mgeenergy.com or by writing to Board of Directors, MGE Energy, Inc., Post Office Box 1231, Madison, Wisconsin

53701-1231. The correspondence should identify the shareholder, their address and shareholdings. That correspondence is received by our Corporate Secretary's office. Our Corporate Secretary's office will forward matters within the board's purview to them. Ordinary business matters, such as issues relating to customer service, employment or commercial transactions, will be directed to the appropriate areas within our Company for handling. Comments or concerns regarding financial reporting, legal compliance or other ethical issues should be directed to EthicsPoint® at ethicspoint.com or phone 1-866-384-4277. EthicsPoint is a third party we have selected for receiving and handling such communications from shareholders as well as our employees. Communications to EthicsPoint may be sent anonymously. EthicsPoint will forward those communications directly to the Chairman of our Audit Committee.

References to Websites

We have included several website references in this document as an aid to finding additional information about specific subjects. By doing so, we do not mean to incorporate, and are not incorporating, those websites or their content into this document.

Forward-Looking Information

This Proxy Statement contains certain forward-looking statements subject to known and unknown risks and uncertainties that may cause actual results to differ materially from those projected, expressed or implied. Words such as "believe," "expect," "anticipate," "estimate," "could," "should," "intend," "will," "commit," "target" and other similar words relating to goals, targets and projections generally identify forward-looking statements. We caution you that these forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially from those projected, expressed or implied. Those risks are described in our 2023 Form 10-K under "Risk Factors" and in other reports we filed with the SEC.

Dated: April 5, 2024

This Page Intentionally Left Blank

Building your community energy company for the future.

Learn more at **mgeenergy.com**.

P.O. Box 1231
Madison, WI 53701-1231

MGE is committed to environmental stewardship. This report is printed on recycled paper.

MGE ENERGY, INC.
133 SOUTH BLAIR STREET
P.O. BOX 1231
MADISON, WI 53701-1231

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com/mgee or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 20, 2024 (or 11:59 p.m. Eastern Time on May 16, 2024 for participants voting under the Benefit Plans). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/mgee2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, go to www.mgeenergy.com/paperless and log into your online shareholder account.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 20, 2024, (or 11:59 p.m. Eastern Time on May 16, 2024 for participants voting under the Benefit Plans). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V32257-P04152 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MGE ENERGY, INC.

The Board of Directors recommends a vote "FOR" proposals 1, 2 and 3.

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

To be elected for terms expiring in 2027.

01) Patricia K. Ackerman
02) Marcia M. Anderson
03) Jeffrey M. Keebler
04) Gary J. Wolter

	For	Against	Abstain
2. Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year 2024.	☐	☐	☐
3. Advisory Vote: Approval of the compensation of the named executive officers as disclosed in the proxy statement under the heading "Executive Compensation".	☐	☐	☐

The Proxies shall have the discretion to vote on such other business as may properly come before the meeting or any adjournment thereof.

NOTE: Please sign as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Annual Meeting

MGE Energy, Inc. will be hosting a virtual meeting. Shareholders will be able to join a live webcast of the annual meeting, vote their shares and submit questions by visiting www.virtualshareholdermeeting.com/mgee2024 and entering the 16-digit control number included in their proxy materials.

If you wish to join us by phone, you can do so by dialing 1-877-328-2502, and entering your 16-digit control number.

Although you can vote and submit questions when joining the meeting online, you are encouraged to vote prior to the meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice, Proxy Statement and Annual Report are available at www.proxyvote.com.

V32258-P04152

MGE ENERGY, INC.
Annual Meeting of Shareholders
May 21, 2024, 11:00 AM Central Time
Attend the annual meeting, vote your shares and submit questions at
www.virtualshareholdermeeting.com/mgee2024
This proxy is solicited by the Board of Directors

The undersigned hereby appoints James L. Possin and Cari Anne Renlund, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of MGE ENERGY, INC. Common Stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Shareholders of the Company to be held May 21, 2024, via live webcast at www.virtualshareholdermeeting.com/mgee2024, and any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1, AND FOR PROPOSALS 2 AND 3, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLAN PARTICIPANT VOTING INSTRUCTION: I instruct Vanguard Fiduciary Trust Company, as Trustee of the Madison Gas and Electric Company 401(k) Retirement Accumulation Plans ("Plan"), to vote all shares of stock that I hold within the Plan at the Annual Meeting, and at all adjournments thereof. This instruction revokes any previous instructions given.

(Continued and to be signed on reverse side)